UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21479

                    MADISON HARBOR BALANCED STRATEGIES, INC.
               (Exact name of registrant as specified in charter)
                                    --------


                              The Chrysler Building
                              405 Lexington Avenue
                                   47th Floor
                               New York, NY 10174
                    (Address of principal executive offices)

                    Madison Harbor Balanced Strategies, Inc.
                    Edward M. Casal, Chief Executive Officer
                              The Chrysler Building
                              405 Lexington Avenue
                                   47th Floor
                               New York, NY 10174
                     (Name and address of agent for service)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-380-5500

                     DATE OF FISCAL YEAR END: MARCH 31, 2009

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2008

ITEM 1.    REPORTS TO SHAREHOLDERS.

Included herein pursuant to rule 30e-1 under the Investment Company Act of 1940.





                                                                  Managed by
                                                                [LOGO OMITTED]
                                                                AVIVA Investors


---------

Madison Harbor Balanced Strategies, Inc.

Access to Private Real Estate Opportunities

-------------------------------------------


[BUILDING GRAPHIC OMITTED]

                                                   SEMI-ANNUAL REPORT
                                                   September 30, 2008

Our Adviser's Mission


PROGRESSIVENESS

    Being progressive is having a vision of the future, encouraging innovation and improvement, and championing continuous learning. It is about leading the industry by listening and responding to customers and keeping ahead of the competition.


INTEGRITY

    Integrity is behaving in a way consistent with professional and ethical standards. It is being open, honest and keeping commitments, taking personal responsibility for what we say and do. It is about earning trust and respect through honesty and fairness.


PERFORMANCE

    Performance-driven is having clear goals and achieving them by everyone working towards them in an efficient manner.


TEAMWORK

    Teamwork is the lifeblood of Aviva. It means commitment to a common vision and objectives, depending on one another, pulling together and sharing knowledge and learning. It is creating a sense of community and belonging in how we operate as a business. It means taking pride in Aviva's achievements.


--------------------------------------------------------------------------------

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Madison Harbor Balanced Strategies, Inc. (the "Fund").

On November 25, 2008, the Fund held a shareholder meeting at which the Fund's shareholders approved Aviva Investors North America, Inc. ("AINA") as Fund manager. The management team of Madison Harbor Capital joined Aviva in April of 2008 at the time that Aviva purchased the assets of Madison Harbor Capital.

Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, if redeemed (see below), may be worth more or less than their original cost. The Fund's shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may offer to repurchase Fund shares annually. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value per share, and will at no time exceed more than 5% of the Fund's outstanding shares.

The views on the benefits and advantages of investing in real estate, as expressed herein, reflect the views and beliefs of the Adviser based on its experience in real estate investing. Many of the statements in this presentation are forward looking and contain significant risks and uncertainties. The opinions and views expressed herein are subject to change based on market and other conditions. Traditional investments are significantly different asset categories from that of real estate and thus the returns are significantly different, as are the characteristics of risk, liquidity and transparency.

Table of Contents

LETTER TO SHAREHOLDERS.......................................................................................1

OUR VIEW.....................................................................................................4

YOUR PORTFOLIO..............................................................................................14

MANAGER HIGHLIGHTS..........................................................................................17

CONSOLIDATED FINANCIAL STATEMENTS...........................................................................19

   CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES.........................................................19

   CONSOLIDATED SCHEDULE OF INVESTMENTS.....................................................................20

   CONSOLIDATED STATEMENT OF OPERATIONS.....................................................................22

   CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS.........................................................23

   CONSOLIDATED STATEMENT OF CASH FLOWS.....................................................................24

   CONSOLIDATED FINANCIAL HIGHLIGHTS........................................................................25

PRIMARY STRATEGIES IMPLEMENTED WITH PROPERTIES HELD AS OF NOVEMBER 2008.....................................36

PRIVATE EQUITY FUNDS AND THE J-CURVE........................................................................37

INVESTMENT ADVISORY SERVICES................................................................................38

THE MANAGEMENT TEAM AND INDEPENDENT DIRECTORS...............................................................43

LETTER TO SHAREHOLDERS

November 26, 2008

Dear Shareholders,

The past few months have been the most financially turbulent of our lives. The world has experienced severe declines in stock and bond valuations, the failure of venerable financial institutions, as well as massive global government interventions designed to stem further contagion. The cascade of negative events that began over a year ago accelerated with the demise of Lehman Brothers in September and, given this week's partial nationalization of Citigroup, has yet to slow. The concentration of negative news is spreading from the financial sector, which has been supported by government-led capital infusions, to the manufacturing and consumer sectors.

Unfortunately, commercial real estate will be no exception and is beginning to feel the brunt of the global economic slowdown and deleveraging. The U.S. slowdown, now a recession in all but official pronouncements, is resulting in job losses and therefore a demand-side drain for commercial real estate, primarily in the office and retail sectors. More impactfully, global financial deleveraging is affecting the value of commercial real estate due to the repricing of risk, just as it has already affected the value of equities and non-government debt instruments worldwide. The one-two punch of a demand drain and declining valuation multiples will not be pleasant and will take time to work out.

While we anticipated a severe housing correction (we first sounded the alarm in OUR VIEW, August 2005), we are surprised that its onset has resulted in a near collapse of virtually all financial markets. The intense flight to quality (and away from risk) that ensued as the excesses of the mortgage and credit default swap markets became apparent is resulting in value collapses for virtually all risk assets. In this quarter's OUR VIEW, we discuss a few ideas that could lead to improved long term health of the economy as well as economic and real estate conditions in the U.S. and Europe.

From July 1 to September 30, the S&P index declined 9.3%. The NAREIT quarterly return index rose by 5.6% (though it plunged over 30% in the month of October), while the NCREIF total return index declined by 0.17% (its first negative performance since the fourth quarter of 1993). During this time period, the return of your Fund was negative 7.37%, in large measure resulting from a valuation reserve we implemented (see below). The Net Asset Value of the Fund as of September 30 was $939.33 per share.

                                    THE FUND

In the YOUR PORTFOLIO section, which begins on page 14, you will note that the Fund is invested in 14 underlying funds, managed by 13 managers. Indirectly, the Fund has interests in more than 800 properties, in more than 30 states, in all major property types and with an estimated aggregate value as of June 30 in excess of $11 billion. While we believe the portfolio construction is sound, 2009 is likely to be a particularly difficult year with regard to sales, and, importantly, with regard to property refinancing. We are monitoring each underlying fund closely, and in some cases providing feedback on the underlying managers' contingency planning programs.

Despite the doom and gloom, this may become one of the most attractive periods for investment opportunities in some time (Warren Buffet has recently committed to purchase U.S. equities personally). Importantly, as of September 30, 2008, underlying managers have yet to call 39% of the Fund's capital and 2% of the Fund's capital has yet to be committed and is currently invested in short-term liquid government and agency fixed income securities. This remaining "dry powder" should allow our underlying managers and us to take advantage of the severely dislocated capital markets by, respectively, acquiring assets at attractive values and increasing our stakes in certain funds at attractive discounts. Indeed, our Fund has capitalized on a bit of the market's dislocation this quarter by acquiring an interest in the Harrison Street fund from an extremely distressed seller at a price representing approximately a 50% discount to the Fund's net asset value ("NAV").

                                    VALUATION

Portfolio valuation is always a challenge for investment managers of private equity, as unlisted private investments - unlike publicly listed securities - do not typically provide real time valuation data and have lower transaction volumes. The current environment is far from typical, as transaction volumes have declined precipitously, exacerbating the need to rely on financial forecasting and analysis. In the case of our Fund, we have the additional valuation problem of setting the quarterly NAV based on information provided to us by each of the underlying fund managers in their formal quarterly reports FOR THE PRIOR QUARTER. The resulting quarterly lag presents a manageable valuation issue during "normal" times; however, in the second half of 2008, audited or formally reported information even one day old often seemed stale. Accordingly, in addition to constant conversation with and updates from the underlying mangers, this quarter's valuation exercise involved additional deliberation and analysis, as, in our opinion, the financial market turmoil in the third quarter cannot be ignored (nor should we wait for the next set of formal quarterly reports). The decline in economic activity is likely to result in lease-up delays as well as lower achieved rental rates. In addition, global deleveraging could result in refinancing issues for some of the funds as well.

As always, we began with the latest net asset value information available for each fund (in all cases this was the June 30, 2008, financials), and we reviewed the activities of each fund including redevelopment, leasing and refinancing status. Then, on a case-by-case basis, we determined whether it would be prudent to create a valuation reserve to the latest NAV provided by each manager. In total, we created a valuation reserve for eight of the underlying funds, with an aggregate value of $2.1 million, reflecting what we believe is the appropriate number adjustment to the second quarter's numbers. In the future, we will continue making quarterly determinations on a fund-by-fund basis as to whether we create anew, increase or decrease reserves in order to provide you with our best estimate of the Fund's net asset value.

                              FUTURE DISTRIBUTIONS

As discussed last quarter, the timing of dividend distributions to shareholders is difficult to predict at this point, as property sales are dependent on market conditions, which are deteriorating. We can now clearly anticipate a delay in the harvesting of properties and distributions to shareholders. We expect that fund managers will delay sales waiting for markets to return to "normal," if such a state is detectible or even definable. Overall, we have strong faith in the managers we have chosen and believe they will exhibit prudence in harvesting our investment assets. Of course, we do expect to make a distribution in January related to our maintenance of REIT status.

                        FUND MANAGEMENT - AVIVA INVESTORS

On November 25, 2008, the Fund held a shareholder meeting at which the Fund's shareholders approved Aviva Investors North America, Inc. ("AINA") as Fund manager. As previously discussed, the management team of Madison Harbor Capital joined Aviva in April of this year at the time that Aviva purchased the assets of Madison Harbor Capital. We strongly believe the additional capabilities of the broader Aviva Investors platform will be beneficial to the shareholders of the Fund. We invite you to review the Aviva Investors website at www.avivainvestors.com.

As always, we recommend that investors pursue risk mitigation through diversification, take a long-term view and base investment decisions on forward-looking economic and market conditions rather than historical results. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that we believe offer an attractive balance of risk and reward to assist our shareholders toward their long-term investing goals. We value our relationship with you as our investment partners and we stand ready to respond to any questions you may have.

Sincerely,

/s/ Edward M. Casal                                   /s/ Russell H. Bates
-----------------------                               ------------------------
Edward M. Casal.                                      Russell H. Bates
Chairman and                                          Executive Vice President
Chief Executive Officer

Our View

November 26, 2008

INTRODUCTION

This past October the Chinese government announced that it would allow peasants to own and transfer land that was previously government owned. In the same month, the U.S. and Britain partially nationalized a number of major banks. These seemingly unrelated events - movements in opposite ideological direction - are a stark indication that our economic "realities" have drastically changed.

With the bursting of the credit bubble, a toxic mix of risks that developed symbiotically in the global financial system - excessive leverage, misalignment of interests and an ineffective regulatory system - have been revealed. They say that what you don't know can't hurt you...not necessarily. Our new-found knowledge has sent the U.S. and global economy into shock and disarray. Worldwide equity capital markets have declined precipitously, and bond markets haven't fared much better. We are experiencing what the late economist Hyman Minskey termed "revulsion" - the final stage of a bubble when investors are so fear-stricken that they refuse to participate in the market.

With every passing week a continuous cascade of negative events unfolds: Bear - Lehman - Merrill - Northern Rock - Fannie - Freddie - AIG - GM, Ford, Chrysler - HBOS - Circuit City - Iceland - the South Korean and Brazilian currencies - the Russian, Chinese, Japanese and Indian stock markets. This financial crisis recognizes no borders. Where and when will it end?

No one knows for sure. So profound is the issue that a meeting of the G-20 was convened in Washington to address the need for coordinated action among the world's largest economies. It's amazing that there is uncertainty about how the structure of the finance industry will look even six months from now - and that there are questions about the survivability of free market capitalism itself.

FINANCIAL MYOPIA

We're amused that so many pundits are now saying that risks have increased. While the financial market collapse has been larger than any since the Great Depression, and the timing and severity unpredictable, the collapse was definitionally the result of A PRIORI risk. Before the dice are rolled, or the roulette wheel spun, the odds of the game, and therefore the likelihood of potential gains and losses resulting from the assumption of risk are predictable
- although the specific outcome is not known. To extricate ourselves from the current crisis and avert future meltdowns, our leadership, (including governmental, corporate, educational, and investment) must improve its risk mitigation capacity and effectiveness by looking forward, anticipating problems and acting, which means making difficult and painful decisions with long-term benefit rather than illusory short-term gain.

Definition to remember ...

Invest To put (money) to use, by purchase or expenditure, in something offering potential profitable returns, as interest, income, or appreciation in value.

Speculate          To engage in any business transaction involving considerable risk, or the chance of large gains, esp. to buy and sell commodities, stocks, etc. in the expectation of a quick or very large profit.

Source: Dictionary.com

A catalyst to the current meltdown was that even sophisticated investors lost confidence in financial reporting, particularly with regard to valuation of certain classes of assets and financial instruments. As a result, the cost to the overall system continues to rise, including cash costs, increased federal-level debt, and massive dislocation of personnel. Worse perhaps, it is clear that the financial crisis has affected the real economy, in ways that are only now beginning to surface. With so much chaos, "accidents" will happen and good people and businesses will become casualties of friendly fire.

Perhaps it's a failure of the accounting practice to keep up with modern global finance; perhaps there should be a common sense task force made up of people from accounting, finance and organizational behavior departments tasked with finding new ways to measure performance and improve alignment of interest among parties. Importantly, however, it was most of all a failure of foresight within the general population and a failure of leadership at the top:

    o Governments focused on minimizing regulation wherever possible, either as an ideological premise or in order to attract business, thereby setting the stage for abuse and excess;

    o Boards of Directors, CEOs and executives so myopically focused on the short term that they put their institutions at risk;

    o    Ratings agencies seduced by financial incentives; and,

    o Homeowners and consumers who sacrificed financial prudence for immediate satisfaction.

A FEW GOOD IDEAS...

So what are policy makers and business leaders to do? Confidence is a crucial component of the financial system. And without drastic policy action, deleveraging will continue to reduce risk asset valuations. We are watching carefully to determine whether world governments take action to restore confidence in the system - and whether the actions they take are likely to be effective or not.

Last quarter we wrote that we expected an end to a long era of U.S. laissez-faire capitalism and the beginning of a period of government intervention and regulation. This quarter both Christopher Cox, Chairman of the SEC, and Alan Greenspan, former Chairman of the Federal Reserve, made statements admitting that voluntary regulation has not worked. We anticipate an effort to at least coordinate regulation, if not have a global regulator as might have been preferred by France. Importantly, we believe that effective regulation requires consistent application and enforcement across borders. Categories requiring cross border consistency include deposit insurance, shareholder protection, short-selling rules, money market collateral rules, leverage limits, state aid for failing institutions and temporary adjustment or waiver of competition rules. Failure of consistent application and enforcement results in increased uncertainty and volatility, as capital reacts to ad hoc actions across regions.

Investment performance will depend on what actions government, regulators and industry leaders take. As an investor of capital across global markets, we are likely therefore to alter portfolio constructions depending on developments and governmental actions. The following short, medium and long-term action steps outline some of the most promising measures that, in our opinion, would help improve economic performance while also reducing abuse. (1)

Short term actions

    o MONETARY EASING - Globally coordinated interest rate cuts by the world's major central banks are required in order to support major financial institutions. Unfortunately, the low absolute level of interest rates in the U.S. and Japan will likely limit rate cutting's effectiveness. Importantly, banks must be alert to reverse monetary policy stimulus as soon as recovery begins, as monetary and fiscal stimulus during the 2008 - 2009 period will be inflationary in the long run.

    o SPENDING PROGRAMS - Fiscal stimulus, via allowing deficits to grow if necessary, can have a powerful effect during recessions. C. Fred Bergsten, of the Peterson Institute for International Economics, writes "The most positive step the leaders could take would be to pledge to adopt fiscal stimulus programs amounting to at least 1 to 2 percent of most of their national economies. Such an injection of domestic demand throughout the G-20 would provide a critical spur to world economic expansion and substantially reduce the depth of the recession." (2) A commitment to sustainable energy initiatives on the part of the developed world could be a huge step that would have lasting benefits across many elements.

Mid-term actions

    o MARK-TO-MARKET BASED ON LIABILITY DURATION - Institutions with long term funding and liabilities can afford to take long term views with regard to their assets. Therefore, mark-to-market requirements should be imposed less frequently and with fewer adherences to current trading prices. Institutions with short term funding and liabilities, however, may need to sell assets in short order and should therefore be required to mark-to-market assets frequently.

    o EXPAND SUITABILITY RULES - Stock brokers have suitability rules with regard to clients to protect investors from lack of information, inexperience and myopia. Similar rules across all financial sectors, especially for mortgages, would prevent abuse of clientele.

    o ELIMINATE RATING AGENCY CONFLICTS - Agencies should not be paid by investors, but perhaps financed through a flat fee charged to each transaction.

    o CREATE A CREDIT DEFAULT SWAP CLEARINGHOUSE - By standardizing contracts and cross border collateral agreements, and by consolidating settlement of credit default swaps, regulators and investors will have a better grasp of flows and counterparty risk can be eliminated.

Long term actions

---------------------
(1) Thanks to Heizo Takenaka, Director of Global Security Research Institute of Keio University, Nouriel Roubini of RGE Monitor.

(2) Op-ed in the WASHINGTON POST BY C. FRED BERGSTEN, The Petersen Institute for International Economics, November 13, 2008. Also see, www.peterseninstitute.org.

    o CONTRA-CYCLICAL CAPITAL ADEQUACY - Adjust capital adequacy ratios to restrain the lending cycle (e.g., increasing capital requirements during the peak and decreasing during the trough) reducing the tendency of banks to lend too aggressively during booms and too timidly in recessions.

    o PERFORMANCE MEASUREMENT AND COMPENSATION - Design performance objectives to discourage herd behavior. Performance benchmarks that reward fund managers for their performance against a reference index reinforces creation of bubbles as managers chase securities whose prices are increasing even if valuations are already too high. When investors have less incentive to invest in businesses that are taking on too much risk, corporate executives will find less reward for taking on excessive risk.

    o AVOID PROTECTIONISM - Protectionist trade measures, notably the Smoot-Hawley tariff in the United States, which was quickly emulated by most European countries, led to the Great Depression as demand for imports and exports was greatly reduced. New border restrictions would threaten growth everywhere and further jeopardize market stability.


THE BIG UNCERTAINTIES

While we've outlined above a number of actions that, in our opinion, would alleviate the financial crisis and set the stage for economic recovery, numerous uncertainties remain. The following is but a partial list of major uncertainties:

    o Whether the current financial situation will morph from a liquidity crisis to a solvency crisis, as the value of housing continues to decline and the economy continues to weaken?

         In the U.S. this is a three-part problem: (1) can you induce banks to lend?; (2) can you keep people in their homes without bailing out bad decisions?; and, (3) can you make up for the shortfall in savings without increasing savings rates so much as to devastate the consumer economy?

    o Will regulation quality improve, or will it become so cumbersome as to cripple innovation and ultimately investment performance as well as quality of life?

         The larger process of reform and rehabilitation will take years to implement - and it must be done so on a global basis, at least including all the major financial centers.

    o Will emerging economies be disillusioned with the American capital model and instead be attracted to the Chinese authoritarian one, which on the surface is providing greater stability?

         It is hard to believe, but the U.S. led financial crisis has led to America losing the moral high ground in modern financial market theory and implementation in many eyes. As a result, there is real danger in emerging markets choosing to adopt the authoritarian Chinese model of government, with all its value distortions and inefficiencies, because it presently seems to be working pretty well. This may significantly increase the risk of investing in developing countries.


ECONOMIC FACTORS AND COMMERCIAL REAL ESTATE

Given the capital markets turmoil, it's amazing that the general press has been largely mum on the turbulent restructuring commercial real estate worldwide is undergoing. Pick up industry rags though and the situation is abundantly clear: the near-term prognosis for commercial real estate is poor. This quarter we focus on the U.S. and Europe, together constituting a majority of global economic activity, the largest consumer blocks, the most aggressive leverage users on the upward portion of this cycle and the epicenter of the global deleveraging wave.

In both the U.S and Europe, global deleveraging is beginning to ravage the commercial real estate markets, with the UK having repriced first and the U.S. beginning to follow suit. While it may be fair to state that there is virtually no where in the world where real estate values are currently increasing, we believe there are many cases where acute liquidity crises on the part of existing owners of real estate are providing interesting entry points for those with equity capital. The following sections are largely sourced from the Aviva Investors Global Investment Strategy Team.

U.S.

While to-date the U.S. occupier markets have remained relatively robust, the factors listed above bode poorly for commercial real estate space demand in the near future. Weak employment market and competition from a mushrooming shadow supply of sublet space in virtually all sectors would translate to weaker occupancy trends and tepid rent growth over the next year.

With the financial crisis looking like it has further to run, real estate capital markets are not healthy either, banks are continuing to reduce lending and the rebuilding of the CMBS market is no where in sight. Where debt capital is available, terms are conservative. Transaction volumes are low and values are declining in all major markets.

The U.S. financial market is undergoing a dramatic reshaping, while deleveraging is biting hard into the real economy. The housing correction is continuing (a 28.1% decline in the 10-city Case Shiller index, from the May 2006 peak through August 2008), unemployment is rising (job losses totalled 900,000 in the first three quarters of the year) and consumer spending is weakening. As noted in the graph to the right, the prognosis for 2009 has evolved from positive 2.6% growth to a 0.6% contraction.

Evolution of US growth forecasts for 2009

[GRAPH OMITTED]

Source: Consensus Economics

After housing, an automobile purchase represents the single largest expenditure decision for most households. Such purchases can be postponed or abandoned fairly easily, and it is for these reasons that all shorter-term national lead indicators use them as a key component. The outlook for the next three to six months is horrible. We expect government borrowing to increase dramatically in 2009 - even in the face of already existing budget deficits - to make up for a collapse in consumer borrowing and spending.

Total light vehicle sales, SAAR, mn units

[GRAPH OMITTED]

Retail sales less autos and gasoline stations, $, %yoy

[GRAPH OMITTED]

But will it be enough? A weaker jobs market is likely to encourage precautionary saving. The unemployment rate has already risen quite sharply from a recent trough of 4.5% (May 2007) to 6.5% in October of this year. But, with negative GDP readings expected until at least the middle of next year and only subdued growth in the second half of 2009, unemployment will continue to rise throughout 2009. On those growth assumptions, the unemployment rate could hit 9% by the end of next year, the highest in a generation. We note, that we are not assuming a massive increase in the U.S. savings rate, which could be devastating to the economy.

Going forward, the long-term opportunities in real estate are likely to be attractive; near term, however, investors should phase into the sectors and regions thoughtfully, as performance in 2009 will likely be poor.

         OFFICE - The office sector is declining despite constrained new supply. The demand drain from the financial sector is just too powerful, and will likely continue for a few years, which will offer the prospect of acquiring great office assets at reasonable valuations.

         RETAIL - Performance will be weak in 2009 and relatively flat thereafter. We continue to focus on necessity rather than discretionary retail.

         DISTRIBUTION WAREHOUSE - Likely to suffer a sharp slowdown in 2009, due to weaknesses in both imports and exports, until the consumer stabilizes and the dollar weakens. Coastal port and major distribution markets will likely outperform over the long-term.

         APARTMENTS - Near term weakness is likely to dissipate sooner than in other sectors as homeowners become renters, population growth soaks up excess supply and echo boomers join the workforce. However, avoid markets that suffered excessive overbuilding in for-sale housing.

         HOSPITALITY - Anticipate considerable distress in the near term at both the property and operator level, due to both consumer and business constraints. Hotel incomes are very sensitive to economic recessions.

         OTHER - The assisted living sector has demographic support, but may be unexpectedly weak in the near term as seniors' existing homes may no longer be worth enough to finance the initial fees of assisted living programs.

Europe

A recent "survey of surveys" for the Eurozone since its inception in 1999 concluded that the two best lead indicators for overall GDP growth over a three to six month horizon were the OECD's composite index and the manufacturing PMI. If that record continues, then growth prospects look pretty bleak.

OECD Eurozone lead indicator and GDP

[GRAPH OMITTED]

Source:FactSet

Eurozone: manufacturing PMI and GDP growth

[GRAPH OMITTED]

Source: NTC, FactSet

The OECD indicator has now fallen for ten consecutive months, just as it did in 1973, 1979/80 and 1991. On those occasions, Eurozone GDP fell (from peak to trough) by 2.1%, 1.1% and 1.9% respectively. Further, Eurozone growth has always been much more closely linked with the fortunes of the export-oriented manufacturing sector. Here, the message from the PMI survey is alarming: annual GDP growth is heading for negative readings soon.

The characterisation of "Anglo-Saxon" economies as nations of consumer spenders is largely accurate. Between 1995 and 2008, consumer spending accounted for 79% of GDP growth in the U.S. and 73% in the UK. The comparable figures for the Eurozone and Japan are 51% and 49% respectively. The flip-side of "excessive" consumption, of course, is high saving. Although there are many definitional differences which make international comparisons difficult, it is clear that savings ratios are much higher in the Eurozone. Savings trends show that a large part of the U.S./UK consumer booms have been financed by lower saving (equivalently, higher borrowing).

Proportion of 1995-2008 growth accounted for by consumer spending

[GRAPH OMITTED]

Savings ratios need to be rebuilt in the U.S. and UK, but this is not true across most of Europe. So while low GDP growth in the area isattributable to weak consumer spending, there is at least noneed for a U.S./UK style retrenchment.

Household savings ratios

[GRAPH OMITTED]

Source: FactSet

This UK recession will likely differ past recessions. Previous UK recessions have been concentrated in the corporate sector, with investment (and stockbuilding) tending to record the largest declines. Negative readings for both in 2009 are certain, but this downturn looks set to be more broadly based than earlier episodes. In particular, the previous debt-fuelled excesses in the household sector imply that consumer spending is likely to decline more significantly in the current recession.

Another contrast with past UK experiences is that exports have often provided a valuable offset to domestic UK downturns. While the steep decline in sterling will eventually help competitiveness and help our exports, the short-term outlook (at least the next six months) looks very poor. Surveys indicate big falls in export orders as the global economy slows. With declines in consumption, business investment, construction activity and exports, only public spending is expected to contribute positively to GDP growth in the first half of 2009.

UK: GDP growth

[GRAPH OMITTED]

There is no sign yet of an end to falling house prices in the UK. The two major indices are down by about 15% nationally, while broader measures are playing catch-up. A further decline of 10% or so at least is plausible, with gloomier pundits arguing for a 30% or up to 50% peak-to-trough decline. This, and 30% declines in share prices mean that household net wealth in 2008 will have fallen by between 15% and 20% or by well over (pound)1,000bn. This impact alone is estimated to cause a 2% drop in consumer spending. Aviva Investors projects a small decline in spending this year (-0.5%) and a more significant (-2.5%) drop in 2009. A worthwhile recovery is unlikely until 2010.

However, all is not negative as a significant decline in inflation and non-discretionary costs (mortgage costs, auto fuel and utility bills) may result in more consumer capacity than might have been expected. Of course, the effect on the economy will depend on whether consumers chose to invest or save the incremental cash flow.

The most reliable survey (in terms of anticipating spending trends) is the EC's confidence reading. The direction rather than the level seems to provide the best guide. Unfortunately, the latest responses point to a further deterioration in spending in late 2008.

Eurozone retail sales and consumer confidence

[GRAPH OMITTED]

Source: FactSet

Support to household incomes, and therefore consumer spending, from favourable labour market developments in the Eurozone is fading fast. Between 2002 and 2007 a total of 7.8

Eurozone: PMI surveys, export orders

[GRAPH OMITTED]

Source: NTC
million new jobs were created in the area, an average of 1.3 million a year. But jobs growth had fallen to just 360,000 in the first half of 2008 and looks set to slow further from here. Total unemployment has risen by almost one half million so far this year, having fallen by an average of one million in each of the last two years.

Drilling down further into employment trends illustrates clearly where the strains are greatest. 46% of the 2002-07 jobs growth was in Spain (and 8% in Spanish construction alone!). Employment is now falling in Spain, and unemployment rising - up by an alarming 608,000 so far in 2008.

Export orders are falling steeply for all Eurozone nations and volumes are set to see outright annual declines over the next six months at least. The Eurozone current account has slipped back into deficit. These trends will put further strains on the industrial sector and add to worries about employment growth in the future.

As most European economies are now contracting, occupier markets are likely to deteriorate further. Rising unemployment, falling consumer expenditure and lower incomes will put pressure on occupiers across most sectors near term. On the margin, expect both equity and debt capital to pursue higher quality/lower risk strategies that can achieve yields above their historic norm. This is reducing the need for investors to go to second-tier markets in search of income.

         OFFICE - A weakening employment outlook for the financial sector will adversely affect financial center office space demand, including London, Paris, Madrid and Frankfurt. Long-term, don't bet against London (the co-center, with New York, for English-language based finance).

         RETAIL - Decreased consumer spending will place retail centers under pressure, also a long-term opportunity, as retail dynamics are more favorable in Europe than in the U.S.

         DISTRIBUTION WAREHOUSE - Europe's integration into the global economy will prove to benefit this property type long-term. However short term, returns are under pressure due to reducing rents largely driven by supply and occupiers experiencing weakness in logistics demand.

         RESIDENTIAL - Housing markets in a number of countries are showing few signs of bottoming. Spain and Ireland continue to suffer from oversupply causing a sharp slowdown in construction activity, while tightening of credit conditions will cause further significant declines in the UK. Government action may help to lessen the fall in house prices and mitigate their impacts on banks and economic activity.

         HOSPITALITY - Both hotel occupancy and average room rates have begun to weaken as budgets are cut for both business and leisure travelers. Expect further deterioration as operators delay capital expenditures as a defensive measure to preserve cash.

         OTHER - Student accommodations may prove to be relatively resilient. Sale and leaseback transactions are gaining popularity as corporations seek alternative forms of financing.

RISK SHIFT

In our view, the next five years will be totally unlike the last five. During the 2002 to 2007 time period, we believed the most significant risk in commercial real estate was valuation risk. Cash flow risk was low, as the word wide economy was performing strongly and tenants were expanding. Also, refinancing risk was virtually non-existent, as credit was abundant on aggressive terms. But, valuations were climbing ever higher to levels that could only be justified by continued valuation increases.

The next cycle will be the reverse; valuations have declined and will continue to decline in the near term as global deleveraging results in a withdrawal of credit and marginal investors from the system. Valuations will present more opportunity than risk. But the risks have increased with regard to cash flow (because tenants are now shrinking their businesses) and refinancing (because the debt markets remain in seizure). For the immediate term, investors are advised to maintain a conservative financial risk posture.

SIGNIFICANT OPPORTUNITY FOR EQUITY INVESTORS

The environment is generating significant investment opportunities for investors with equity. Most listed markets are trading at discounts to underlying property valuations, and spreads on debt instruments have widened significantly, even for the low-risk tranches. Further, liquidity issues are confronting even the most long-term of investors: the pension plans, endowments and foundations. Many of these investors have found themselves in liquidity constraints, due to declining distributions from their alternative investment portfolios and impending capital calls.

In our view, while the past 18 months have been the most turbulent of our careers, the coming 18 months, while still turbulent, have the potential to be the most fruitful. Investors will need courage to act in the face of profuse negative news and patience to await the rewards that come from thoughtful, prudent investment decisions.

Your Portfolio

September 30, 2008


As of September 30, 2008, 61% of the Fund's capital commitments (an increase of five percentage points over the last quarter) have been drawn by our underlying funds, with the balance remaining largely in U.S. Government Securities and short duration Mortgage Certificates with the goal of capital preservation and moderate income production. Accordingly, we will continue to invest into real estate investments through the cycle as underlying fund managers continue to deploy capital.

Given the deteriorating global economy and its potential impact on commercial real estate, we spent a great deal of time this quarter refining our outlook for the economy, pouring over underlying funds' financial statements and having conversations with managers. We had in-person meetings with seven managers during the third quarter, including those at Legacy, Thor, Parmenter, Keystone, RREEF, Barrow Street and Urban American, and held many other exchanges by phone and email with all our managers to review their status and exposure to recent market events in order to provide our investors with timely market analysis and as accurate a portfolio valuation as possible. Many managers reported flattening tenant demand and slowing lease-up. Although the slowdown varies market to market, it seems clear that the broader recessionary environment is affecting tenant demand for space. Going forward, the relative lack of new supply across most markets may help support real estate fundamentals when economic conditions improve. On the valuation front, we are taking reserves against several funds totaling $2.1 million to reflect our view that deterioration in the economy will likely lead to lower levels of leasing performance, delays in value realization, lower valuation multiples valuations and increased refinancing risk.

We remain comfortable with the structure of the portfolio due to its diversification (both targeted and achieved), and we are actively monitoring the on-going health of the real estate markets in which we have invested in light of the broader recessionary environment. The following charts detail the diversification targets for the portfolio:

[PIE CHART GRAPHIC OMITTED]
Plot Points are as follows:

ALLOCATED ASSET DIVERSIFICATION
Condo                                0.80%
Hotel                                2.70%
Industrial                          14.00%
Land                                 0.70%
Medical Office Building              3.00%
Multifamily                         16.00%
Office                              31.00%
Retail                              16.60%
Self Storage                         3.00%
Senior Housing                       3.90%
Student Housing                      3.00%
Manufactured Housing                 1.00%
Data Center                          1.60%
Private Residence Club               1.00%
R & D                                1.90%

[PIE CHART GRAPHIC OMITTED]
Plot Points are as follows:

ALLOCATED GEOGRPAHIC DIVERSIFICATION
West                                 23.4%
East                                 47.5%
Midwest                               8.8%
South                                18.9%
Canada                                1.0%
Mexico                                0.5%

Based on the investments in underlying funds as contained in their financial statements as of September 30, 2008, our share of our 14 Underlying Funds' interests in real estate includes equity interests in 618 properties, mezzanine loans secured by 200 properties, and five portfolio companies that directly own real estate. The diversification achieved, as a percentage of capital commitments (equity) made to date, is as follows:

[PIE CHART GRAPHIC OMITTED]
Plot Points are as follows:

ASSET DIVERSIFICATION TO DATE
Condo                                4.3%
Hotel                                5.3%
Industrial                           7.7%
Land                                 1.8%
Medical Office Building              1.9%
Mixed Use                            1.1%
Multifamily                         16.1%
Office                              42.2%
Other                                1.5%
Retail                               2.0%
Self Storage                         4.7%
Senior Housing                       6.7%
Specialty                            0.7%
Student Housing                      3.3%
Various                              0.5%

[PIE CHART GRAPHIC OMITTED]
Plot Points are as follows:

GEOGRPAHIC DIVERSIFICATION TO DATE
West                                 47.7%
East                                 21.9%
Midwest                               2.4%
South                                28.0%

In monitoring the portfolio, we again note that capital has been called at an accelerated rate, with drawn commitments having increased from 56% to 61% of total commitments, during the third quarter. A significant amount of the called capital continues to be allocated towards reducing outstanding credit facilities, given the volatile debt market. This deleveraging illustrates that the credit crisis' effect on private equity.

We also continue to monitor the underlying funds exposure to refinance risk. As of June 30, 2008, MHBS' debt to total capitalization ratio was 67%. Going forward, MHBS' share of 2009 and 2010 maturing debt, respectively, is 10% or $4.9 million and 15% or $7.4 million. Given the low percentages of total underlying fund debt maturing in 2009 and 2010, we view the portfolio as relatively well insulated from near-term refinance risk.

The portfolio to date also has experienced minimal write-offs related to mezzanine debt investments and limited exposure to distressed property sectors. Of the underlying funds' 97 mezzanine investments, there have been five instances of foreclosure and four instances of default with anticipated resolutions. MHBS' net share of write-downs related to defaults and foreclosures was approximately $49,757 or 0.5%. Total exposure to land (1.8%) and for-sale housing (4.3%) is a modest 6.1% of total commitments to date.

The portfolio also has limited exposure to bankrupt financial institutions. Three of the underlying funds have limited exposure to AIG through insurance contracts, while one fund manager has exposure to AIG through an arrangement where a unit of AIG funded a percentage of a fund manager's GP Commitment for a fund that MHBS is not invested in; this arrangement is not expected to pose a risk to MHBS' portfolio. Two of the underlying funds were involved in four transactions where Lehman Brothers was either a participating senior lender or equity investor; write-offs related to Lehman Brothers' involvement have not been taken to date and are not expected on transactions that were fully funded. For those transactions involving Lehman that were not fully funded, fund managers are currently searching for alternative capital sources, in lieu of increasing investments' equity stakes.

In conclusion, as of the end of the third quarter of 2008, forecasts for the macro-economy and commercial real estate are bleaker than they have been. Although commercial property values will likely trend downward in the near term, it is our view that commercial real estate will weather the storm and become profitable once more for seasoned investors. As with past quarters, we continue to believe that your portfolio is well invested in real estate strategies that are timely and diversified geographically and by property sector. We note that your portfolio has limited exposure to refinance risk, bankrupt institutions and distressed property sectors, three of the major risks associated with the current market. With 39% of the Fund's capital yet to be drawn, we expect many of the underlying funds to capture improved returns in a less competitive acquisition environment.

Manager Highlights

We have committed to invest in fourteen Underlying Funds with leading investment managers.

                                                                                                       STRATEGY        INVESTMENT
TYPE                                                                                                -------------      ---------
                                                                 Target       Investor
                                                                Fund Size     Minimum(1)    Value
                                                               ($ Millions)  ($ Millions)   Added    Opportunistic   Equity    Debt

FIVE  ARROWS  REALTY  SECURITIES  IV --  Makes  entity  level   $  445        $  10.0        [X]          [X]          [X]      [X]
investments  in  operating  company  platforms  that utilize value added  strategies.  The Fund will  provide real estate
operating   companies   with   growth   capital,   financing
expertise  and hands-on  management  experience  in order to increase the value of the underlying company.

GUARDIAN   REALTY  FUND  II  --  Acquires   Class  B  and  B+   $  114        $   5.0        [O]          [X]          [X]      [O]
commercial  office  buildings  within  the  Washington  D.C.
metropolitan   area.  The  Fund  targets  assets  with  high
potential  for  value  enhancement  through   repositioning,
re-tenanting,  refurbishing  and  intensive  hands-on  asset management.  Target assets are in highly desirable locations and at least 80% leased to high  quality  tenants with below market rents.

KEYSTONE PROPERTY FUND II -- Acquires  underperforming  Class   $  111        $   0.5        [X]          [X]          [X]      [O]
C/D  properties  at  a  significant   market   discount  and
transforms them through extensive  redevelopment  into Class
B+/A office  buildings.  The  renovations are typically done while  tenants  are  still in  place  in  order to  maintain positive current cash flow.

LEGACY   PARTNERS   REALTY   FUND  I  --  Invests  in  office   $  331        $  10.0        [X]          [0]          [X]      [O]
properties   in   western   markets,    primarily   Southern
California,  the San Francisco Bay Area,  Denver and Seattle
seeking to acquire  properties which have suffered from lack of demand due to the  decline in  technology  investment  or which are in need of substantial renovation.  The management team at Legacy is the former  west coast unit of the Lincoln
Property Company.

LEGG MASON REAL  ESTATE  CAPITAL II -- Makes short term loans   $  436        $   2.0        [X]          [O]          [O]      [X]
to real estate operators that seek significant  improvements to their  properties'  performance  as a result  of  capital
improvements,    re-leasing,    improved    management   and
re-positioning.  This is the fourth  real  estate  debt fund
managed  by  this  team.   This  fund   targets   the  West,
Southwest, Southeast and Mid-Atlantic markets.

PARMENTER  REALTY  FUND  III -- A  Miami  based  real  estate   $  246        $   5.0        [X]          [0]          [X]      [O]
investment  company with a history of  successful  value add investing  in office  buildings  across  the  southeast  and southwestern  regions  of the U.S.  The  Manager  will  make research  driven  acquisitions  in  the  office  sector  and selective acquisitions in the condo/multifamily sector.

TRANSWESTERN  MEZZANINE  REALTY  PARTNERS II -- Utilizes  the   $  300        $   5.0        [X]          [0]          [O]      [X]
vast  network of MMA Realty  Capital,  Inc.  (formerly  MONY
Realty  Capital,   Inc.)  and  Transwestern  to  source  and
analyze   subordinated   loans  to   borrowers   who  pursue
stabilized  and value added  investments in real estate on a nationwide basis.

RREEF  AMERICA  REIT III -- An  open-ended  fund  that  makes   $1,200        $   1.0        [X]          [0]          [X]      [O]
equity  investments  in value  added  real  estate  ventures
nationwide.    The   Fund's   activities    include   direct
acquisitions,       physical      improvements,       market
re-positionings,    active    management    and   sales   of
well-located  apartment,   industrial,   retail  and  office
properties  in major  metropolitan  markets.  The Fund  also invests in new speculative development projects.

                                                                                                       STRATEGY        INVESTMENT
TYPE                                                                                                -------------      ---------
                                                                 Target       Investor
                                                                Fund Size     Minimum(1)    Value
                                                               ($ Millions)  ($ Millions)   Added    Opportunistic   Equity    Debt

BARROW STREET REAL ESTATE  INVESTMENT  FUND III -- Focuses on   $  372        $ 10.0         [O]          [0]          [O]      [O]
middle-market  ($5 to $25  million  of equity  or  mezzanine debt)  opportunities that typically are too small for larger opportunity  funds  and yet too  big  for  local  operators.
Barrow  Street  pursues  strategies  that  include:   unique
commercial  and   residential   development   opportunities;
redevelopment   and   distressed    investments;    cyclical
repositioning and leasing of existing commercial properties.

LEGACY  PARTNERS  REALTY  FUND II --This is the  second  in a   $   457       $   5.0        [X]          [X]          [X]      [O]
series of office  property  funds  sponsored by Legacy.  The strategy for Fund II is  equivalent  to Fund I, as described above.

URBAN AMERICAN REAL ESTATE FUND II -- Urban American  focuses   $  300        $   5.0        [X]          [0]          [X]      [O]
on  workforce  housing  in  urban  neighborhoods   primarily
across the New York City  metropolitan  area. Their strategy is  built  upon  the  direct  relationship  between  capital
expenditures  and  permissible   rental  increases  in  rent
regulated  apartments,  where  increases  in  rents  can  be
achieved   through   investment  in  unit  and  common  area
upgrades.  Urban  American is able to identify  single asset and  portfolio  investments  by  understanding  the required capital  improvement  and  maintenance for each property and by leveraging  its strong  reputation  in local  communities for improving the quality of available housing.

EXETER  INDUSTRIAL VALUE FUND -- A value-add fund focusing on   $  300        $   5.0        [X]          [0]          [X]      [O]
industrial and flex  properties in the Eastern U.S. The Fund will  implement a  lease-up,  development  or  redevelopment
strategy  in  alternative   markets  to  overheated  primary
markets,  such  as the  Northeast  I-81  corridor  over  the congested I-95 corridor;  affordable  Southeast  (Nashville,
Memphis,   Louisville,   Tampa  and  Orlando)   market  over
Chicago,  Indianapolis,  Dallas,  Atlanta or Miami;  and the
growing   eastern   port   markets   (Charleston,   Norfolk,
Jacksonville  and  Savannah)  benefiting  from the overspill from the west coast ports.


HARRISON  STREET REAL ESTATE  PARTNERS I -- An  opportunistic   $  209        $   5.0        [X]          [X]          [X]      [O]
allocator   fund  investing  in  student   housing,   senior
housing,   medical  office   buildings,   self-storage   and
parking.  The Fund will create exclusive joint ventures with
local  operating   partners,   streamlining  deal  flow  and
providing  flexible  capital and capital  market  expertise.
Harrison  Street  has a team with  experience  investing  in these  niche  sectors as well as the  ability to  thoroughly screen  best-in-class  partners,  structure  exclusive joint venture  partnerships  and provide capital market  expertise to the partners.


THOR URBAN PROPERTY FUND - A value-added  and  opportunistic    $  675        $   5.0        [X]          [X]          [X]      [O]
operator  fund focused on investing in retail and  mixed-use assets in urban  inner city  markets  throughout  the United
States   including   Chicago,    Philadelphia,    Baltimore,
Washington  D.C.,  Los  Angeles,   Houston,  Atlanta,  South
Florida and Puerto Rico,  with an emphasis in New York City.
Thor   possesses  a  unique   combination   of   significant
experience  in urban retail  markets as both an investor and operator,  and as a retailer.  Thor's investment strategy is built  upon the  combination  of the inner  city  supply and demand imbalance,  compelling demographic growth trends, and
Thor's   knowledge  of  the  intricacies  the  urban  retail
environment.  Thor will acquire existing assets to implement
rehabilitation    and    repositioning    strategies,    and
development   and   redevelopment   retail   and   mixed-use
properties in urban locations.

---------------------------
(1) The managers of the Underlying Funds, at their discretion, generally may waive minimum requirements and accept lesser amounts.

Consolidated Financial Statements


Consolidated Statement of Assets and Liabilities

(unaudited)

September 30, 2008

ASSETS

  Cash and cash equivalents (note 2)............................    $   514,140
  Investments at fair value (notes 2 and 4).....................     38,859,229
  Accrued interest receivable...................................        100,111
  Due from Adviser (note 2).....................................        134,500
  Due from Underlying Funds.....................................          4,927
  Prepaid expenses and other assets.............................          4,383
                                                                    -----------
    Total Assets................................................     39,617,290
                                                                    -----------

LIABILITIES

  Accrued expenses and other liabilities........................        336,769
  Management fees payable.......................................        688,229
                                                                    -----------
    Total Liabilities...........................................      1,024,998
                                                                    -----------
NET ASSETS                                                          $38,592,292
                                                                    ===========

  Components of net assets (note 3):
  Paid-in-capital, par value $0.0001............................     41,094,421
  Distributions in excess of net investment income..............       (342,435)
  Accumulated net realized gain on investments..................        121,341
  Accumulated net unrealized depreciation on investments........     (2,281,035)
                                                                    -----------

NET ASSETS......................................................    $38,592,292
                                                                    ===========

NET ASSET VALUE PER SHARE (41,085 shares outstanding)...........    $    939.33
                                                                    ===========

See accompanying notes to unaudited financial statements.

Consolidated Schedule of Investments
(unaudited)

September 30, 2008

                                                               COMMITMENT/          UNFUNDED                             % OF NET
DESCRIPTION                                                  PRINCIPAL AMOUNT      COMMITMENT         FAIR VALUE          ASSETS
------------------------------------------------------------------------------------------------------------------------------------
PRIVATE EQUITY REAL ESTATE FUNDS
("UNDERLYING FUNDS"), (56.98%)(1)
  Harrison Street Real Estate Partners I, LP                    $ 5,000,000       $   632,669         $ 4,258,092         11.03%
  Legacy Partners Realty Fund II, LLC                             2,800,000           273,633           2,170,022          5.62%
  Legacy Partners Realty Fund I, LLC                              2,000,000                --           2,119,247          5.49%
  Urban American Real Estate Fund II, LP                          5,000,000         3,240,469           1,829,913          4.74%
  Exeter Industrial Value Fund, LP                                5,000,000         3,000,000           1,782,990          4.62%
  Parmenter Realty Fund III, LP                                   2,500,000           547,804           1,763,808          4.57%
  Keystone Property Fund II, LP                                   2,500,000           125,000           1,743,457          4.52%
  RREEF America REIT III, Inc.                                    1,500,000                --           1,381,807          3.58%
  Barrow Street Real Estate Investment Fund III, LP               4,000,000         1,330,000           1,379,155          3.58%
  Five Arrows Realty Securities IV, LP                            2,000,000           566,870           1,180,351          3.06%
  Legg Mason Real Estate Capital II, Inc.                         1,500,000           600,000             953,649          2.47%
  Guardian Realty Fund II, LLC                                    1,500,000            89,055             923,902          2.40%
  Transwestern Mezzanine Realty Partners II, LLC                  1,478,000                --             730,728          1.89%
  Thor Urban Property Fund II, Inc.                               5,000,000         5,000,000             (74,054)        -0.19%
                                                               ------------------------------------------------------------------
    TOTAL PRIVATE EQUITY REAL ESTAT$ FUNDS (COST $24,412,366)   $41,778,000       $15,405,500         $22,143,067          57.38%
                                                               ==================================================================

                                                                       COMMITMENT/        UNFUNDED                         % OF NET
DESCRIPTION                                                         PRINCIPAL AMOUNT     COMMITMENT      FAIR VALUE          ASSETS
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES, (43.02%)
  FHLB, Dated 02/20/08, 2.75%$ Due 02/20/09                            $ 1,500,000       $   --         $ 1,497,195           3.88%
  FHLB, Dated 01/26/06, 4.625%, Due 02/18/11                               650,000           --             667,266           1.73%
  FHLB, Dated 06/19/08, 3.50%, Due 07/16/10                                650,000           --             652,031           1.69%
  FHLMC Guaranteed Multiclass Mortgage Participating Certificates:
    Series 3228, Class PA, Dated 10/01/06, 5.5%, Due 03/15/22            3,930,524           --           3,966,237          10.28%
    Series 2844, Class PQ, Dated 08/01/04, 5.0%, Due 05/15/23            1,331,269           --           1,336,074           3.46%
    Series 2755, Class LB, Dated 02/01/04, 4.0%, Due 09/15/23              474,451           --             474,451           1.23%
    Series 2497, Class NG, Dated 09/01/02, 5.0%, Due 01/15/16              151,907           --             152,086           0.39%
    Series 2958, Class KA, Dated 04/01/05, 5.0%, Due 01/15/22               66,287           --              66,268           0.17%
  FHLMC Dated 09/16/05, 4.125%, Due 10/18/10                               650,000           --             662,797           1.72%
  FHLMC Dated 09/16/99, 6.625%, Due 09/15/09                               300,000           --             309,750           0.80%
  FHLMC Dated 01/16/04, 4.5%, Due 01/15/14                                 300,000           --             306,375           0.79%
  FNMA Guaranteed REMIC Trust Pass Thru Certificates:
    Series 2002-83, Class LD, Dated 11/01/02, 5.5%, Due 12/25/27           281,423           --             281,423           0.73%
    Series 2003-17, Class QR, Dated 02/01/03, 4.5%, Due 11/25/25           124,295           --             124,214           0.32%
    Series 2005-67, Class HA, Dated 07/01/05, 4.5%, Due 07/25/22            87,193           --              87,103           0.23%
  FNMA Series 2003-21, Class XD, Dated 02/01/03, 5.5%, Due 04/25/28      1,583,363           --           1,588,582           4.12%
  FNMA, Dated 12/19/06, 4.625%, Due 12/15/09                               850,000           --             864,602           2.24%
  FNMA, Dated 04/21/06, 5.125%, Due 04/15/11                               650,000           --             679,250           1.76%
  FNMA, Dated 11/23/05, 4.75%, Due 12/15/10                                650,000           --             671,734           1.74%
  FNMA, Dated 02/07/08, 2.50%, Due 04/09/10                                650,000           --             643,703           1.67%
  FNMA, Dated 06/08/99, 6.375%, Due 06/15/09                               450,000           --             459,844           1.19%
  FNMA, Dated 08/01/08, 5.50%, Due 09/01/23                                300,435           --             303,114           0.78%
  GNMA Series 2008-79, Class BA, Dated 09/01/08, 5.5%, Due 08/20/38        400,000           --             406,000           1.05%
  Western Asset Money Market Fund                                          516,063           --             516,063           1.34%
                                                                     -------------                    ------------------------------
      TOTAL FIXED INCOME SEC$RITIES (COST $16,729,867)                 $16,547,210                      $16,716,162          43.31%
                                                                     -------------                    ------------------------------
      TOTAL INVESTMENTS AT FAIR VALUE (COST $41,142,233)                                                $38,859,229         100.69%
                                                                                                      =============================
(1) Investments in Underlying Funds are illiquid, exempt from registration under the Securities Act of 1933 and may only be sold accordingly.

See accompanying notes to unaudited consolidated financial statements.

Consolidated Statement of Operations

(unaudited)

For the six-month period ended September 30, 2008

INVESTMENT INCOME
Interest........................................................................  $   334,144
Underlying Funds................................................................      194,208
                                                                                  -----------
  Total investment income.......................................................      528,352
                                                                                  -----------
EXPENSES
Management fees (note 5)........................................................      318,305
Professional fees...............................................................      114,437
Administration fees (note 7)....................................................       95,695
Board of Directors' fees........................................................       25,004
Printing expenses...............................................................       13,194
Insurance expenses..............................................................       10,366
Other expenses..................................................................       41,916
                                                                                  -----------
  Total operating expenses before reimbursement from Adviser....................      618,917

Reimbursement from Adviser (note 2).............................................      (66,000)
                                                                                  -----------
  Net operating expenses........................................................      552,917
                                                                                  -----------
NET INVESTMENT LOSS.............................................................      (24,565)
Net realized gain on investments................................................        8,453
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS...............   (3,175,154)
                                                                                  -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............................  $(3,191,266)
                                                                                  ===========

See accompanying notes to unaudited consolidated financial statements.

Consolidated Statements of Changes in Net Assets

For the six-month period ended September 30, 2008                                   SIX-MONTH            YEAR
and the year ended March 31, 2008                                                  PERIOD ENDED          ENDED
                                                                                SEPTEMBER 30, 2008   MARCH 31, 2008

(DECREASE)/INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        (UNAUDITED)
Net investment income/(loss)....................................................  $   (24,565)        $   341,855
Net realized gain on investments................................................        8,453             150,338
Net change in unrealized appreciation/depreciation on investments...............   (3,175,154)            123,973

  NET (DECREASE)/INCREASE IN NET ASSETS RESULTING FROM operations...............   (3,191,266)            616,166

CAPITAL SHARE TRANSACTIONS (NOTES 3 AND 8):

Capital contributions...........................................................           --                  --
Capital redemptions.............................................................           --            (110,579)
Distributions to shareholders from net investment income........................           --            (197,821)
Return of capital distributions to shareholders.................................      (82,170)           (152,422)
                                                                                  -----------         -----------
NET  (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS.........      (82,170)           (460,822)

  NET (DECREASE)/INCREASE IN NET ASSETS.........................................   (3,273,436)            155,344

Net Assets, beginning of period.................................................   41,865,728          41,710,384
                                                                                  -----------         -----------
NET ASSETS, END OF PERIOD.......................................................  $38,592,292         $41,865,728
                                                                                  ===========         ===========

See accompanying notes to unaudited consolidated financial statements.

Consolidated Statement of Cash Flows

(unaudited)

For the six-month period ended September 30, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:

Net decrease in assets resulting from operations.......................   $(3,191,266)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
  Net realized gain on investments.....................................        (8,453)
  Net change in unrealized appreciation/depreciation on investments....     3,175,154

  Increase/decrease in operating assets and liabilities
    Purchases of investments owned.....................................   (13,364,915)
    Proceeds from disposition of investments owned.....................    12,486,255
    Due from Adviser, net..............................................       (66,000)
    Due from Underlying Funds..........................................        17,087
    Accrued interest receivable........................................       (34,082)
    Prepaid expenses and other assets..................................         9,998
    Management fees payable............................................       535,635
    Accrued expenses and other liabilities.............................       100,143
                                                                          -----------
    Net cash used in operating activities..............................      (340,444)
                                                                          -----------
CASH FLOW FROM FINANCING ACTIVITIES:
Distributions paid to shareholders.....................................       (82,170)
                                                                          -----------
  Net cash used in financing activities................................       (82,170)
                                                                          -----------
Net decrease in cash and cash equivalents..............................      (422,614)
                                                                          -----------
CASH AND CASH EQUIVALENTS AT:
  Beginning of period..................................................       936,754
                                                                          -----------
  END OF PERIOD........................................................   $   514,140
                                                                          ===========

See accompanying notes to unaudited consolidated financial statements.

Consolidated Financial Highlights

For the six-month period ended September 30, 2008,                                        SIX-MONTH PERIOD
the years ended March 31, 2008, March 31, 2007 and March 31, 2006                               ENDED             YEAR ENDED
and the period from January 28, 2005 (commencement of operations) to March 31, 2005      SEPTEMBER 30, 2008     MARCH 31, 2008

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD) (1):                          (UNAUDITED)
  Net asset value, beginning of period...............................................      $  1,019.00          $  1,012.27
  Net investment income/ (loss)......................................................            (0.60)                8.31
  Net realized gain (loss) on investments............................................             0.21                 3.65
  Net change in unrealized appreciation/depreciation on investments..................           (77.28)                3.27
                                                                                           -----------          -----------
    Total from operations............................................................           (77.67)               15.23
                                                                                           -----------          -----------
  Distributions to shareholders from net investment income...........................               --                (4.80)
  Return of capital distributions to shareholders....................................            (2.00)               (3.70)
                                                                                           -----------          -----------
    Total distributions to shareholders..............................................            (2.00)               (8.50)
                                                                                           -----------          -----------
  NET ASSET VALUE, END OF PERIOD.....................................................           939.33             1,019.00
                                                                                           -----------          -----------
  TOTAL RETURN(2)....................................................................            -7.62%                1.51%
                                                                                           -----------          -----------
  NET ASSETS, END OF PERIOD..........................................................      $38,592,292          $41,865,728
                                                                                           ===========          ===========
RATIOS TO AVERAGE NET ASSETS(3):
  Expenses, including expense reimbursement..........................................             1.34%                2.59%
  Expenses, excluding expense reimbursement..........................................             1.50%                3.14%
  Net investment income..............................................................            -0.06%                0.82%
  Portfolio turnover rate............................................................            30.24%               53.83%


For the six-month period ended September 30, 2008,
the years ended March 31, 2008, March 31, 2007 and March 31, 2006                       YEAR ENDED      YEAR ENDED     INCEPTION TO
and the period from January 28, 2005 (commencement of operations) to March 31, 2005   MARCH 31, 2007  MARCH 31, 2006  MARCH 31, 2005

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD) (1):
  Net asset value, beginning of period...............................................  $    988.40     $  1,003.05     $  1,000.00
  Net investment income/ (loss)......................................................        17.34           13.40            3.05
  Net realized gain (loss) on investments............................................        (1.05)          (0.33)             --
  Net change in unrealized appreciation/depreciation on investments..................        36.10          (14.17)             --
                                                                                      ------------     -----------     -----------
    Total from operations............................................................        52.39           (1.10)           3.05
                                                                                      ------------     -----------     -----------
  Distributions to shareholders from net investment income...........................       (18.70)         (13.55)             --
  Return of capital distributions to shareholders....................................        (9.82)             --              --
                                                                                      ------------     -----------     -----------
    Total distributions to shareholders..............................................       (28.52)         (13.55)             --
                                                                                      ------------     -----------     -----------
  NET ASSET VALUE, END OF PERIOD.....................................................     1,012.27          988.40        1,003.05
                                                                                      ------------     -----------     -----------
  TOTAL RETURN(2)....................................................................         5.36%          -0.11%           0.31%
                                                                                      ------------     -----------     -----------
  NET ASSETS, END OF PERIOD..........................................................  $41,710,384     $19,981,590     $10,201,057
                                                                                      ============     ===========     ===========
RATIOS TO AVERAGE NET ASSETS(3):
  Expenses, including expense reimbursement..........................................         2.46%           2.54%           0.17%
  Expenses, excluding expense reimbursement..........................................         2.88%           4.39%           1.23%
  Net investment income..............................................................         1.74%           1.35%           0.31%
  Portfolio turnover rate............................................................        25.92%          27.59%           0.00%

(1) Per share calculations are based on average shares outstanding during the period.
(2) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total return for partial year not annualized. Past performance is not a guarantee of future results.
(3) Ratios do not include expenses of Underlying Fund Investments. Ratios for partial year are annualized.

See accompanying notes to unaudited consolidated financial statements.

Notes to Consolidated Financial Statements

(unaudited)

September 30, 2008


(1) ORGANIZATION
Madison Harbor Balanced Strategies, Inc. (the "Fund"), is a Maryland corporation formed on December 16, 2003 under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund commenced operations on January 28, 2005, and held its final closing on December 31, 2006 (the "Final Closing"). The Fund has elected to be treated as a real estate investment trust ("REIT") for federal income tax purposes. Pursuant to the investment advisory agreement, by and between the Fund and Aviva Investors North America, Inc. ("AINA"), AINA, an Iowa Corporation, serves as the adviser of the Fund (the "Adviser"). The Adviser is responsible for the day-to-day management and operation of the Fund. The Board of Directors (the "Board") has overall responsibility for the management and supervision of the Fund. The investment objective of the Fund is to seek long-term capital appreciation as well as current return and to mitigate risk through diversification by investment in professionally managed real estate private equity funds (the "Underlying Funds"). The Fund's investment period extends to one year from the Final Closing and the duration of the Fund is anticipated to be ten years from the Final Closing.

On April 19, 2006, the Fund formed a wholly-owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. ("MHBS-TRS"). Unlike the income earned from other investments in which the Fund owns an interest, income earned by the investments of a taxable REIT subsidiary is not attributable to the Fund for the purposes of certain REIT qualification tests, and this income does not maintain its character when distributed from the taxable REIT subsidiary to the Fund as a dividend. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a taxable REIT subsidiary without affecting the REIT status of its Fund. The Fund may employ one or more taxable REIT subsidiaries through which to invest in Underlying Funds or other assets, the ownership of which might adversely affect the Fund's qualification under the REIT rules if such assets were held directly. As of September 30, 2008, the Fund's investment in Barrow Street Real Estate Investment Fund III and a portion of its investment in Harrison Street Real Estate Partners I, LP was made through MHBS-TRS.

--------------------------------------------------------------------------------
(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) BASIS OF PRESENTATION

         The accompanying consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

     (b) USE OF ESTIMATES

         The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Adviser to make estimates and assumptions that affect the reported amounts in the financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

     (c) PRINCIPLES OF CONSOLIDATION

         The accompanying consolidated financial statements include the accounts of Madison Harbor Balanced Strategies, Inc. and its wholly owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. ("MHBS-TRS"). The Fund and MHBS-TRS engage in the same investment activities except for investments in certain Underlying Funds and other assets, the ownership of which might adversely affect the Fund's qualification under the REIT rules if such assets were held directly by the Fund. MHBS-TRS is 100% owned and controlled by the Fund. The Fund believes that the relationship between itself and MHBS-TRS as described above is such that MHBS-TRS is providing services to the Fund and consolidation is therefore appropriate. All significant intercompany balances and transactions have been eliminated in consolidation.

     (d) VALUATION

         FAIR VALUE MEASUREMENT--DEFINITION AND HIERARCHY

         The Fund adopted the provisions of SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157"), effective April 1, 2008. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants at the measurement date.

         In determining fair value, the Fund uses various valuation approaches. SFAS No. 157 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund's assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

              o Level 1--Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment. Examples of assets utilizing Level 1 inputs are: most U.S. Government securities.

              o Level 2--Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Examples of assets utilizing Level 2 inputs are: U.S. agency securities and collateralized mortgage obligations.

              o Level 3--Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Examples of assets utilizing Level 3 inputs are: private equity real estate funds.

         The availability of observable inputs can vary from product to product and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

         Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund's own assumptions are set to reflect those that market participants would use in pricing the asset at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including during periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2 or Level 2 to Level 3.

         U.S. Government Securities. U.S. government securities are valued using quoted market prices. Valuation adjustments are not applied. Accordingly, U.S. government securities are categorized in Level 1 of the fair value hierarchy.

         U.S. Agency Securities. U.S. agency securities include collateralized mortgage obligations and are generally valued using quoted market prices or are benchmarked thereto. U.S. agency securities are generally categorized in Level 2 of the fair value hierarchy.

         Investments in Private Equity Real Estate Funds. The Fund's investments in private equity real estate funds take the form of direct private investments in private equity real estate funds. The transaction price is used as the best estimate of fair value at inception. Thereafter, valuation is based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable company transactions, performance multiples and changes in market outlook, among other factors. These nonpublic investments are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the fair value is unobservable.

         Fair value is determined in good faith by the Board based upon relevant available information including valuations provided by the boards or managers of the Underlying Funds and other reports or information deemed reliable by the Adviser regarding the Underlying Funds themselves or the markets in which they operate. The Fund's net asset value per share is determined by the Board at the end of each calendar quarter. Because of the inherent uncertainty of valuations, the fair value as determined by the Board may differ significantly from the values that would have been used had a ready market for those investments existed, and the differences could be material.

     (e) INCOME AND EXPENSE RECOGNITION

         Dividend and interest income is recognized on the accrual basis. Income from Underlying Funds is recognized as declared and distributed by the Underlying Funds. Investment transactions are accounted for on a trade date basis.

         The Fund shall be responsible for and shall pay all fees and expenses incurred. Such expenses include, but are not limited to, the Adviser's management fee, fees paid to the Fund's administrator and custodian, legal fees, accounting fees and audit expenses, the fees and expenses of directors, directors and officers insurance, travel expenses incurred on the Fund's behalf, and organizational and offering costs of the Fund.

         In the event that expenses of the Fund in any particular fiscal year of operations, excluding the Adviser's management fees, offering costs, taxes and extraordinary items, exceed 1.00% of the Fund's net asset value as determined at the end of the fiscal year, the Adviser will reimburse the Fund for any such expenses incurred above 1.00% of the Fund's net asset value. The total expenses of the Fund, excluding management fees, offering costs, taxes and extraordinary items, for the six-month period ended September 30, 2008 amounted to $300,612 and the reimbursement for such period amounted to $66,000 and is included in Due from Adviser in the accompanying consolidated statement of assets and liabilities.

     (f) INCOME TAXES

         The Fund has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"), commencing with the taxable year ended December 31, 2005. To qualify as a REIT, the Fund must meet a number of organizational and operational requirements, including a requirement that it currently distribute at least 90% of its adjusted taxable income to its shareholders. The Fund believes that it has been organized and has operated in a manner that will allow it to qualify for taxation as a REIT under the Code commencing with the taxable year ended December 31, 2005 and thereafter and it is management's intention to adhere to these requirements and maintain the Fund's REIT status.

         As a REIT, the Fund will generally not be subject to corporate level federal income tax on taxable income it currently distributes to its shareholders. If the Fund fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for the subsequent four taxable years. Even if the Fund qualifies for taxation as a REIT, the Fund may be subject to certain state and local income and excise taxes on its income and property, and to federal income and excise taxes on its undistributed income.

         For the tax year ended December 31, 2007, MHBS-TRS incurred a net operating loss ("NOL") for federal income tax purposes of approximately $266,000 which is available for carry forward through 2027. The difference between the tax loss and the financial statement loss of MHBS-TRS of approximately $110,000 mainly relates to unrealized losses recognized for financial statement purposes. For the tax years ended December 31, 2007 and 2006, MHBS-TRS has recorded a full valuation allowance against the deferred tax asset relating to the cumulative NOL to the extent that the cumulative NOL exceeds the unrealized gains on investments.

         In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN No. 48"). FIN No. 48 prescribes guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN No. 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions deemed to meet the "more likely than not" threshold would be recorded as a tax benefit or expense in the current year. There was no impact to the Fund of adopting FIN No. 48 as of September 28, 2008. Management has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2008, no provision for income tax would be required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

     (g) DISTRIBUTIONS TO SHAREHOLDERS

         Distributions to shareholders are recorded on the declaration date.

     (h) CASH AND CASH EQUIVALENTS
         The Fund considers cash in banks, obligations of the U.S. Government, commercial paper and deposits with financial institutions with maturities of three months or less and that can be liquidated without prior notice or penalty, to be cash and cash equivalents.

         The Fund currently maintains its cash balances with Smith Barney. The Fund has not experienced any losses on such accounts and does not believe it is exposed to any significant risk on cash and cash equivalents.

     (i) RECENT ACCOUNTING PRONOUNCEMENTS

         In October 2008, the FASB issued FSP No. 157-3, DETERMINING THE FAIR VALUE OF A FINANCIAL ASSET WHEN THE MARKET FOR THAT ASSET IS NOT ACTIVE ("FSP No.157-3). FSP No. 157-3 clarifies the application of FAS No. 157 in a market that is not active and provides an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active. The issuance of FSP 157-3 did not have any impact on the Fund's determination of fair value for its financial assets.

--------------------------------------------------------------------------------
(3) CAPITAL SHARE TRANSACTIONS

As of September 30, 2008, 300,000 shares of $0.0001 par value common stock were authorized.


                                  SIX MONTHS ENDED                YEAR ENDED
                                 SEPTEMBER 30, 2008             MARCH 31, 2008
                                SHARES        AMOUNT           SHARES    AMOUNT
       Shares sold.............  --             --               --        --
       Shares redeemed.........  --             --               120    $110,579

Shares of the Fund's common stock have been sold at a price of $1,000 per share. The Fund's shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund had its final closing on December 31, 2006. The Fund may, from time to time after the one-year anniversary of the Fund's final closing, offer to repurchase Fund shares annually, on terms established by the Board. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to then net asset value, and will at no time exceed more than 5% of the Fund's outstanding shares. On November 2, 2007, the Fund commenced a tender offer for up to 2,060 of its issued and outstanding shares of common stock at a price at $921.49 per share. During the year ended March 31, 2008, pursuant to the tender offer, the Fund redeemed 120 shares for $110,579.

The Adviser may pay, from its own resources, compensation to certain distributors of the Fund's shares in connection with the servicing of investors. This amount is currently anticipated to range between 0.325% and 0.650% of net asset value annually.

As of September 30, 2008, affiliates of the Adviser owned approximately .1% of the shares of the Fund.


--------------------------------------------------------------------------------
(4)  INVESTMENTS

As of September 30, 2008, the Fund had committed an aggregate of $41,778,000 to 14 Underlying Funds. Redemptions are not permitted and liquidity is available only to the extent of distributable, realized events. As of September 30, 2008, the unfunded commitment to Underlying Funds amounted to approximately $15.4 million.

Cost of purchases and distributions received from Underlying Funds, for the six-month period ended September 30, 2008, amounted to $4,061,507 and $164,571, respectively. Distributions received included recallable return of capital amounting to $106,417 and a non-recallable return of capital amounting to $58,154. The cost of purchases and the proceeds from sales and repayments of fixed-income securities amounted to $9,303,407 and $12,321,684, respectively, for the six-month period ended September 30, 2008. At September 30, 2008, the cost of the investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At September 30, 2008, net unrealized depreciation on investments in Underlying Funds and fixed-income securities amounted to $2,269,299 and $13,705, respectively.

FAIR VALUE MEASUREMENTS

The Fund's assets recorded at fair value have been categorized based upon a fair value hierarchy in accordance with SFAS No. 157. See Note 2 for a discussion of the Fund's policies regarding this hierarchy.

The following fair value hierarchy tables present information about the Fund's assets measured at fair value on a recurring basis as of September 30, 2008:

ASSETS MEASURED AT FAIR VALUE ON A RECURRING BASIS AS OF SEPTEMBER 30, 2008

                                                 QUOTED PRICES      SIGNIFICANT         SIGNIFICANT
                                                   IN ACTIVE           OTHER             OTHER                BALANCE
                                                  MARKETS FOR       OBSERVABLE         UNOBSERVABLE            AS OF
                                                IDENTICAL ASSETS      INPUTS              INPUTS           SEPTEMBER 30,
                                                   (LEVEL 1)         (LEVEL 2)           (LEVEL 3)             2008
ASSETS
  Fixed Income Securites:                         $     --          $        --         $         --       $         --
     U.S. agency securities                             --           16,716,162                   --         16,716,162
     and collaterliazed mortgage obligations

  Private Equity Real Estate Funds                      --                   --           22,143,067         22,143,067
                                                  ---------         -------------       -------------      -------------

TOTAL                                             $     --          $ 16,716,162        $ 22,143,067       $ 38,859,229
                                                  =========         =============       =============      =============

CHANGES IN lEVEL 3 ASSETS MEASURED AT FAIR VALUE ON A RECURRING BASIS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2008

                                                                                                       PURCHASE
                                                                                   TOTAL REALIZED    SALES, OTHER
                                                                                         AND         SETTLEMENTS
                                                        REALIZED     UNREALIZED      UNREALIZED          AND
                                           BEGINNING   GAINS, OR     GAINS, OR        GAINS OR        ISSUANCES,       ENDING
ASSETS                                      BALANCE   (LOSSES)(1)   (LOSSES)(1)      (LOSSES)(1)         NET           BALANCE
  Private Equity Real Estate Funds      $ 21,241,075    $  --       $(3,019,944)    $(3,019,944)     $ 3,921,936       $22,143,067


(1) Realized and unrealized gains (losses) are included in net realized gains on investments and net changes in unrealized appreciation/depreciation on investments in the consolidated statement of operations.

--------------------------------------------------------------------------------
(5)  INVESTMENT ADVISORY FEES

Madison Harbor Capital Management, LLC ("MHCM") served as the Fund's investment adviser pursuant to an investment advisory agreement dated October 1, 2004 (the "Prior Advisory Agreement"). On August 15, 2007, Richard W. Maine resigned or withdrew, as applicable, from all of his positions under or relating to the Adviser and the Fund, which effectuated the termination of the Prior Advisory Agreement by its assignment, as mandated by the terms of that Agreement and
Section 15(a)(4) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 17, 2007, the Fund's Board approved an interim investment advisory agreement (the "Interim Advisory Agreement") between the Adviser and the Fund under the same terms and conditions as the Prior Advisory Agreement. In accordance with Rule 15a-4 under the 1940 Act, the Interim Advisory Agreement provided for its automatic termination after 150 days if the shareholders of the Fund failed to approve a new investment advisory agreement.

On October 29, 2007, the Fund's Board approved a new advisory agreement (the "Proposed Advisory Agreement"), under which MHCM would serve pursuant to the same terms and conditions as in the Prior (and Interim) Advisory Agreement. The Proposed Advisory Agreement was not approved by the shareholders of the Fund within 150 days of the effective date of the Interim Advisory Agreement, and that agreement therefore expired on January 14, 2008, however beginning January 1, 2008, the Adviser continued to serve as the Fund's investment adviser without receiving any compensation and the Adviser returned management fees for the period August 17, 2008 through December 31, 2008.

On April 9, 2008, Aviva Investors North America, Inc. ("AINA") acquired the assets of Madison Harbor Capital, LLC and the Investment Adviser's investment professionals subsequently joined AINA and integrated their operations with the management team of Morley Fund Management, AINA's fund management subsidiary.

On April 28, 2008, at an in-person meeting, the Board, including a majority of the directors who are not "interested persons" of the Fund as defined under the 1940 Act, approved a new investment advisory agreement by and between the Fund and AINA (the "New Advisory Agreement") that contained the same terms and conditions as the Prior and Interim Advisory Agreements, subject to shareholder approval. The Fund held a special meeting on November 25, 2008, during which the New Advisory Agreement was approved.

Although the Fund paid the fees due under the Interim Advisory Agreement from August 15, 2007 through December 31, 2007, it was later determined that those fees should be recovered from MHCM pending the outcome of the shareholder vote described above, and MHCM in fact repaid such fees to the Fund.

Thus, for the six months ended September 30, 2008, neither MHCM nor AINA received a management fee for services provided. However, because more than 50 percent of the outstanding shares of the Fund approved a proposal at the Fund's special meeting on November 25, 2008, regarding the payment of fees that would have been earned by MHCM and AINA during the period in which no written contracts were in place for such services, the Fund will pay MHCM and AINA for services provided (as reflected in "Management Fee Payable" in the accompanying consolidated statement of assets and liabilities), net of the expense reimbursement (as reflected in "Due From Adviser" in the accompanying consolidated statement of assets and liabilities), as follows:

GROSS MANAGMENET FEE ALLOCATION          MHCM             AINA

           8/17/07 - 12/31/07          $ 217,330       $     --
           1/01/08 -  3/31/08            152,594             --
            4/1/08 -  6/30/08                 --        157,262
            7/1/08 -  9/30/08                 --        161,043
Gross Management Fees Payable            369,924        318,305
Expense Reimbursement                    (68,500)       (66,000)
                                       ----------      ---------
NET MANAGEMENT FEES PAYABLE            $ 301,424       $252,305
                                       ==========      =========


Effective August 1, 2008, the Fund determined to no longer utilize an investment sub-adviser, and to instead have AINA manage the Managed Account itself. As a result, as of August 1, 2008, AINA will retain the entire investment advisory fee.

--------------------------------------------------------------------------------
(6)  ENGAGEMENT OF SUB-ADVISER

The Adviser engaged a sub-adviser, Conning Asset Management Company (the "Sub-Adviser"), to manage the assets of the Fund that have not yet been invested in Underlying Funds, (the "Managed Account"). As described above in note (5), on August 15, 2007, the Prior Advisory Agreement terminated as a result of its assignment. In accordance with the terms of the sub-advisory agreement by and between the Adviser and the Sub-Adviser (the "Prior Sub-Advisory Agreement"), the assignment of the Prior Advisory Agreement resulted in the termination of the Prior Sub-Advisory Agreement. The Fund's Board approved an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") on August 17, 2007, pursuant to the same terms and conditions as the Prior Sub-Advisory Agreement.

On October 29, 2007, the Fund's Board approved a new sub-advisory agreement (the "Proposed Sub-Advisory Agreement"), under which the Sub-Adviser would serve pursuant to the same terms and conditions as in the Prior (and Interim) Sub-Advisory Agreement. However, the Proposed Sub-Advisory Agreement was not approved by the shareholders of the Fund within the required 150 days of the effective date of the Interim Sub-Advisory Agreement, and that agreement therefore expired on January 14, 2008. Beginning January 1, 2008, the Sub-Adviser continued to serve without receiving any compensation. Effective August 1, 2008, the Fund determined to no longer utilize an investment sub-adviser, and to instead have AINA manage the Managed Account itself. As a result, as of August 1, 2008, AINA will retain the entire investment advisory fee, subject to shareholder approval of the New Advisory Agreement, a vote for which was held and approved at the Fund's special meeting on November 25, 2008.

Pursuant to the terms of the Prior and Interim Sub-Advisory Agreements, MHCM compensated the Sub-Adviser directly for its services. Pursuant to a proposal voted on at the Fund's special meeting held on November 25, 2008, for which the Fund received the approval of more than 50 percent of the outstanding shares of the Fund, the Fund will pay MHCM and AINA for the services provided during the period in which no written contracts were in place for such services. Although the Sub-Adviser did not receive fees from January 1, 2008 through July 31, 2008, it is anticipated that, in light of such approval, the Sub-Adviser will also receive compensation for the services it provided during such time.

Effective August 1, 2008, the Fund determined to no longer utilize an investment sub-adviser, and to instead have AINA manage the Managed Account itself. As a result, as of August 1, 2008, AINA will retain the entire investment advisory fee.

--------------------------------------------------------------------------------
(7)  ADMINISTRATION AGREEMENT

SEI Investments Global Funds Services (the "Administrator") provides certain administration, accounting and investor services for the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.10%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses. For the six month period ended September 30, 2008, the Fund incurred Administration fees amounting to $95,695.

--------------------------------------------------------------------------------
(8)      DISTRIBUTIONS TO SHAREHOLDERS

The following distributions were declared by the Fund during the six-month period ended September 30, 2008:


     DECLARATION DATE         PAY DATE            RATE PER SHARE     TOTAL
     ------------------------------------------------------------------------
     April 30, 2008           May 2, 2008              $2.00        $82,170

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles ("GAAP"). The primary reasons for differences between the Fund's tax-basis versus GAAP-basis net investment income for the Fund's tax year ended December 31, 2007 and the period ended September 30, 2008 were: (1) certain GAAP-basis amounts recognizable for tax purposes in different tax years; and (2) certain GAAP-basis offering cost expenses not recognizable for tax purposes. These differences are temporary in nature.

Distributions paid to shareholders during the six-month period ended September 30, 2008 will be classified as a return of capital for federal income tax reporting purposes.

As of September 30, 2008, the tax-basis components of distributable earnings were as follows:

Return of Capital: $ 82,170

--------------------------------------------------------------------------------
(9) SUBSEQUENT EVENTS

On October 28, 2008, the Fund elected to purchase its pro rata share of a portion of the interest of a limited partner of Harrison Street Real Estate Partners I, L.P., Harrison Street Real Estate Partners I-A, L.P. and Harrison Street Real Estate Partners I-B, L.P. (collectively, "Harrison Street") who desired to sell its interest in Harrison Street. The general partner of Harrison Street, HSRE LP I, LLC purchased the LP interest from the selling member and then offered each limited partner of Harrison Street their pro rata share of such interest. The Fund purchased 93.781% of its pro rata share and Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. purchased 6.219% of the Fund's pro rata share for a total commitment of $277,700. The transaction closed on November 7, 2008.

On November 25, 2008, the Fund held a special meeting, during which the investment advisory agreement by and between the Fund and Aviva Investors North America Inc. ("AINA"), which was previously approved by the Fund's Board, was approved by the Fund's shareholders. In addition, the Fund's shareholders approved the payment of fees for investment advisory and investment sub-advisory services provided by Madison Harbor Capital Management, LLC, the Fund's prior investment adviser, AINA and Conning Asset Management Company, respectively, during the period in which no written contracts were in place for such services.

Subsequent to September 30, 2008, the following capital calls were paid out:

Underlying Fund                                   Amount             Date

Five Arrows Realty Securities IV, LP            $ 33,105        October 2, 2008

Legg Mason Real Estate Capital, II, Inc.          75,000        October 6, 2008

Five Arrows Realty Securities IV, LP              20,227        October 9, 2008

Parmenter Realty Fund III, LP                      3,590        October 9, 2008

Thor Urban Property Fund, II, Inc.               742,777        October 30, 2008

Barrow Street Capital Real Estate
Investment Fund III, LP                          520,000        November 3, 2008

Harrison Street Real Estate
Partners Fund I, LP                              217,016        November 7, 2008

Primary Strategies Implemented with
Properties Held as of November 2008

PRIMARY STRATEGIES IMPLEMENTED WITH PROPERTIES HELD AS OF NOVEMBER 2007

                          | Barrow |   Five    | Guardian | Keystone |          |           |   Legg   | Parmenter
                          |  III   | Arrows II |    II    |    II    | Legacy I | Legacy II | Mason II |    III
===================================================================================================================
INVESTMENT STRATEGY
===================================================================================================================
CORE PLUS                                            X
-------------------------------------------------------------------------------------------------------------------
VALUE-ADD                     X          X           X          X         X           X                       X
-------------------------------------------------------------------------------------------------------------------
OPPORTUNISTIC                 X                                 X
-------------------------------------------------------------------------------------------------------------------
MEZZANINE                                                                                         X
===================================================================================================================
FOOTPRINT
===================================================================================================================
REGIONAL                                             X          X         X           X                       X
-------------------------------------------------------------------------------------------------------------------
NATIONAL                      X          X                                                        X
===================================================================================================================
EXISTING PROPERTY TYPES
===================================================================================================================
OFFICE                                   X           X          X         X           X           X           X
-------------------------------------------------------------------------------------------------------------------
RETAIL                                   X
-------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY                  X                                                                   X
-------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                               X                      X                     X           X
-------------------------------------------------------------------------------------------------------------------
HOTEL/RESORT                  X          X                                                        X
-------------------------------------------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT                                                    X           X
-------------------------------------------------------------------------------------------------------------------
LAND
-------------------------------------------------------------------------------------------------------------------
SPECIALITY                               X                                                        X
===================================================================================================================
CONTRIBUTION TO VALUE
===================================================================================================================
OPERATOR/ACTIVE MANAGEMENT                           X          X         X           X                       X
-------------------------------------------------------------------------------------------------------------------
ALLOCATOR OF CAPITAL          X          X                                                        X
-------------------------------------------------------------------------------------------------------------------
AGGRESSIVE LEASING                                   X          X         X           X                       X
-------------------------------------------------------------------------------------------------------------------
MINOR COSMETIC UPGRADES                              X          X         X           X                       X
-------------------------------------------------------------------------------------------------------------------
REDEVELOPMENT                 X                                 X         X           X                       X
-------------------------------------------------------------------------------------------------------------------
DEVELOPMENT                   X                                                       X
-------------------------------------------------------------------------------------------------------------------
OPERATING COMPANY INVESTING              X
===================================================================================================================
EXTERNAL OPPORTUNITY DRIVERS
===================================================================================================================
INDUSTRY CONSOLIDATION                               X                    X           X
-------------------------------------------------------------------------------------------------------------------
MARKET TIMING                                                             X           X                       X
-------------------------------------------------------------------------------------------------------------------
REPLACEMENT COSTS             X                      X          X         X           X                       X
-------------------------------------------------------------------------------------------------------------------
INADEQUATE CAPITALIZATION     X          X                                                        X
-------------------------------------------------------------------------------------------------------------------
ASSET LEVEL DISTRESS          X                                 X         X           X                       X
-------------------------------------------------------------------------------------------------------------------
MARKET LEVEL DISTRESS                                                     X           X
-------------------------------------------------------------------------------------------------------------------


                          |       | Transwestern |    Urban    |   Exeter   | Harrison |    Thor
                          | RREEF |      II      | American II | Industrial |  Street  | Equities II
=====================================================================================================
INVESTMENT STRATEGY
=====================================================================================================
CORE PLUS
----------------------------------------------------------------------------------------------------
VALUE-ADD                      X                        X              X                      X
----------------------------------------------------------------------------------------------------
OPPORTUNISTIC                                                                     X           X
----------------------------------------------------------------------------------------------------
MEZZANINE                                 X
=====================================================================================================
FOOTPRINT
=====================================================================================================
REGIONAL                                                X              X
----------------------------------------------------------------------------------------------------
NATIONAL                       X          X                                       X           X
=====================================================================================================
EXISTING PROPERTY TYPES
=====================================================================================================
OFFICE                         X          X
----------------------------------------------------------------------------------------------------
RETAIL                         X          X                                                   X
----------------------------------------------------------------------------------------------------
MULTI-FAMILY                   X          X             X
----------------------------------------------------------------------------------------------------
INDUSTRIAL                     X                                       X
----------------------------------------------------------------------------------------------------
HOTEL/RESORT                              X
----------------------------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT
----------------------------------------------------------------------------------------------------
LAND                           X
----------------------------------------------------------------------------------------------------
SPECIALITY                     X                                                  X
====================================================================================================
CONTRIBUTION TO VALUE
====================================================================================================
OPERATOR/ACTIVE MANAGEMENT     X                        X              X                      X
----------------------------------------------------------------------------------------------------
ALLOCATOR OF CAPITAL           X          X                                       X
----------------------------------------------------------------------------------------------------
AGGRESSIVE LEASING             X                        X              X          X           X
----------------------------------------------------------------------------------------------------
MINOR COSMETIC UPGRADES        X                        X              X          X           X
----------------------------------------------------------------------------------------------------
REDEVELOPMENT                  X                                       X          X           X
----------------------------------------------------------------------------------------------------
DEVELOPMENT                                                                       X           X
----------------------------------------------------------------------------------------------------
OPERATING COMPANY INVESTING               X
====================================================================================================
EXTERNAL OPPORTUNITY DRIVERS
====================================================================================================
INDUSTRY CONSOLIDATION
----------------------------------------------------------------------------------------------------
MARKET TIMING                  X                                       X                      X
----------------------------------------------------------------------------------------------------
REPLACEMENT COSTS              X                        X              X          X           X
----------------------------------------------------------------------------------------------------
INADEQUATE CAPITALIZATION                 X             X              X          X           X
----------------------------------------------------------------------------------------------------
ASSET LEVEL DISTRESS           X                        X                                     X
----------------------------------------------------------------------------------------------------
MARKET LEVEL DISTRESS          X
----------------------------------------------------------------------------------------------------

Private Equity Funds and the J-Curve

The private equity Underlying Funds in which we invest will likely experience operating losses in the early years of their operations--as they call capital from investors and begin to build their respective portfolios. Therefore, until they fully execute their strategies, it may take several years for the Underlying Funds to appreciate (or depreciate) in value. As such, our proportionate allocated share of these operating losses will likely result in a decline in the recorded values of our Underlying Fund investments in the early years of the Fund's life. This phenomenon, known as the "J-Curve", is typical of private equity investing.

In making our investments in Underlying Funds, we have made the judgment that, as the Underlying Funds fulfill their investment programs, gains will be realized in the later years of their operations that will more than offset the earlier operating losses, thus resulting in long-term positive annualized total returns. However, there can be no assurance that such judgments will prove correct and, more generally, there can be no assurance regarding the future performance of any investment in an Underlying Fund.

In the hypothetical illustration below, please observe that the return for a typical Underlying Fund, and by extension the effect on our Fund, is negative in the early years but projected to "turn the corner" and reach positive levels in later years. It is important to note that investing in private equity is a long term pursuit. Again, although future performance is never guaranteed, we strongly believe that investors with patience will ultimately be rewarded.

--------------------------------------------------------------------------------
                  J-CURVE PHENOMENON--HYPOTHETICAL ILLUSTRATION

                               [GRAPH OMITTED]

                     Cumulative Cash Flow       Returns

Investment Advisory Services

The Investment Advisory Agreement



Madison Harbor Capital Management, LLC (the "Investment Adviser") served as Madison Harbor Balanced Strategies, Inc.'s (the "Fund") investment adviser pursuant to an Investment Advisory Agreement dated October 1, 2004 (the "Prior Advisory Agreement"), pursuant to which the Investment Adviser managed the investment of the Fund's assets and provided such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as was necessary for its operation.

On August 15, 2007, Richard W. Maine resigned or withdrew, as applicable, from all of his positions under or relating to the Investment Adviser and the Fund, including his positions of Chairman of the Board of Directors (the "Board"), Investment Committee Chairman and Portfolio Manager of the Fund, and as a member and officer of the Investment Adviser. Subsequently, Edward M. Casal, the Fund's President, Chief Executive Officer, and Chief Investment Officer, assumed the positions of Investment Committee Chairman and Portfolio Manager of the Fund and was also appointed Chairman of the Board.

In light of Mr. Maine's resignation and withdrawal from the Fund and the Investment Adviser, a change of control of the Investment Adviser may be deemed to have occurred that would have caused a technical assignment of the Prior Advisory Agreement, and thus terminated the Prior Advisory Agreement in accordance with its terms as required by Section 15 of the 1940 Act. Neither the Investment Adviser nor any controlling person of the Investment Adviser received, directly or indirectly, money or other benefit in connection with the assignment within the meaning of the rules under the 1940 Act. Accordingly, the Board, including a majority of the directors who are not "interested persons" of the Fund, as defined under the 1940 Act (the "Disinterested Directors"), approved by unanimous resolution on August 17, 2007 an interim investment advisory agreement (the "Interim Advisory Agreement") between the Investment Adviser and the Fund that contained the same terms and conditions as the Prior Advisory Agreement.

In accordance with Rule 15a-4 of the 1940 Act, under the terms of the Interim Advisory Agreement, if the shareholders of the Fund failed to approve a new investment advisory agreement within 150 days after the effective date of the Interim Advisory Agreement, then the Interim Advisory Agreement would terminate in accordance with its terms and the Board would have to consider alternate arrangements in respect of the management of the Fund's assets.

At a special meeting of the Board held on October 29, 2007, the Board considered and approved a proposed investment advisory agreement by and between the Fund and the Investment Adviser, subject to approval by the shareholders. Under the proposed investment advisory agreement the Investment Adviser would continue to serve as the Fund's adviser on the same terms and conditions as set forth in the Prior and Interim Advisory Agreements. The proposed investment advisory agreement was not put forward for approval by the Fund within 150 days of the effective date of the Interim Advisory Agreement, and the Interim Advisory Agreement therefore expired on January 14, 2008, consistent with the requirements of Rule 15a-4. Beginning January, 1, 2008, the Investment Adviser continued to serve as the Fund's investment adviser without receiving compensation.

Although the Fund paid the Investment Adviser fees under the Interim Advisory Agreement from

August 15, 2007 through December 31, 2007, it was later determined that those fees should be recovered from the Investment Adviser pending the outcome of the shareholder vote to approve AINA as the Fund's new investment adviser, and the Investment Adviser has in fact repaid such fees to the Fund.

On April 9, 2008, Aviva Investors North America, Inc. ("AINA") acquired the assets of Madison Harbor Capital, LLC and the Investment Adviser's investment professionals subsequently joined AINA and integrated their operations with the management team of Morley Fund Management, AINA's fund management subsidiary.

Since April 9, 2008, AINA has been, and with the approval of the New Advisory Agreement, AINA will continue to be, responsible for the Fund's day-to-day activities, including, for example:

   o   Identification of investment opportunities ("Underlying Funds");

   o   Underlying Fund evaluation, selection and due diligence;

   o   Investment monitoring, asset management and portfolio management; and

   o   Fund administration.

On April 28, 2008, at an in-person meeting of the Board, the Board, including a majority of the Disinterested Directors, approved a new investment advisory agreement by and between the Fund and AINA (the "New Advisory Agreement") that contained the same terms and conditions as the Prior and Interim Advisory Agreements, subject to shareholder approval.

Effective August 1, 2008, the Fund determined to no longer utilize an investment sub-adviser, and to instead have AINA manage the Managed Account itself. As a result, AINA will retain the entire investment advisory fee going forward, subject to shareholder approval of the New Advisory Agreement.

The Prior, Interim and New Advisory Agreements provide that the Investment Adviser shall, subject to the supervision of the Board, identify, monitor and dispose of the Fund's investments and provide management and administrative services as it may reasonably request.

The Fund held a special meeting on November 25, 2008, during which the New Advisory Agreement was approved by the Fund's shareholders.

Consideration of the New Advisory Agreement

In accordance with the requirements of the 1940 Act, on April 28, 2008, at an in-person meeting of the Board, the Board, including a majority of the Disinterested Directors, approved the New Advisory Agreement. In connection with considering the New Advisory Agreement, the Board reviewed materials furnished by AINA, including information regarding Aviva, its affiliates and its personnel, operations and financial condition. The Board also discussed with representatives of AINA the Fund's prospective operations and the AINA's ability to provide advisory and other services to the Fund. The Board likewise considered, among other things, the following material factors during their review of the New Advisory Agreement:

   o the nature, quality and extent of the advisory and other services provided to the Fund by Aviva;

   o   the investment performance of the Fund and AINA;

   o comparative data with respect to advisory fees or similar expenses paid by other funds with similar investment objectives;

   o the Fund's projected operating expenses and expense ratio compared to funds with similar investment objectives;

   o any existing and potential sources of indirect income to AINA and its affiliates from their relationships with the Fund and the profitability of those relationships;

   o information about the services performed and the personnel performing such services under the New Advisory Agreement;

   o the organizational capability and financial condition of AINA and its affiliates;

   o AINA's practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers' provision of brokerage and research services to AINA; and

   o   possible alternative fees structures or bases for determining fees.

In connection with the Board's consideration of the approval of the New Advisory Agreement, the Disinterested Directors considered the capability of AINA and its experience managing other similar products and concluded that the AINA had the experience and personnel sufficient to manage the Fund. They considered the comparative fees and expenses and concluded that the fees to be charged by the AINA were reasonable. After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing, the Board, including a majority of the Disinterested Directors, concluded that approval of the New Advisory Agreement was in the best interests of the Fund's shareholders. Based upon the wide variety of information considered by the Board in evaluating the New Advisory Agreement, and the complexity of the New Advisory Agreement itself, the Board did not find it practicable to, and did not attempt to, quantify, rank or otherwise assign relative weight to the factors they considered. In addition, different members of the Board may have given different weight to different factors. However, in general the Board noted the particular expertise of the personnel of AINA in the real estate sector, and the appropriateness of AINA fee structure.

Investment Advisor's Compensation and Profitability

Pursuant to the New Advisory Agreement, the Fund pays AINA, on a quarterly basis, in advance, a management fee at an annual rate equal to the sum of (i) 1.0% of the net asset value ("NAV") of the proceeds of offerings not yet invested in Underlying Funds (the "Managed Account"), and (ii) 2.0% of the NAV of funds invested in Underlying Funds. For purposes of determining AINA's fee, the NAV of each of the Managed Account and amounts invested in Underlying Funds is the value of total assets of each, minus a pro rata portion of the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Fund's shares. The Management Fee is earned at the beginning of each quarter and payable once the Fund's NAV calculation is finalized for the most recently closed quarter, in accordance with the procedures set forth in the Fund's Private Placement Memorandum. Effectively, as of August 15, 2007, the Investment Adviser acted as the Fund's investment adviser without receiving compensation. As of April 9, 2008, AINA began acting as the Fund's investment adviser without receiving compensation. As the Fund's shareholders approved a proposal at the Fund's special meeting on November 25, 2008, regarding the payment of fees that would have been earned by the Investment Adviser and AINA during the period in which no written contracts were in place for such services, and approved the New Investment Advisory Agreement, the Fund will pay the Investment Adviser and AINA for services provided during the period in which no written contracts were in place for such services.






--------------------------------------------------------------------------------
Expenses, Performance and Economies of Scale

Under the New Advisory Agreement, which is substantially similar to the Prior and Interim Advisory Agreements, the Fund is obligated to bear all costs and expenses directly allocable and identifiable to it or its business or investments, including, but not limited to: fees and expenses of the Board; fees of AINA; fees and expenses of registering the Fund and its securities under any applicable federal and state securities laws; interest; taxes; fees and expenses of its legal counsel and independent accountants; fees and expenses of its Administrator, transfer agent and custodian; expenses of printing and mailing share certificates (if any); reports to shareholders; notices to shareholders; proxy statements; reports to regulatory bodies; brokerage and other expenses in connection with the execution, recording and settlement of transactions; expenses in connection with the acquisition and disposition of portfolio investments or the registration of privately issued portfolio securities; costs of third party evaluations or appraisals of the Fund (or its assets) or its actual investments; expenses of membership in investment company and other trade associations; expenses of fidelity bonding and other insurance premiums; expenses of shareholders' meetings; fees payable to the National Association of Securities Dealers, Inc. (the "NASD"), if any, in connection with this offering; indemnification costs and expenses; fees and expenses of legal counsel, if any, to the members of the Board who are not interested persons of the Fund (within the meaning of the 1940 Act); and its other business and operating expenses. In the event that the expenses of the Fund in any particular year of operations, excluding AINA management fees, offering costs, taxes and other extraordinary or non-recurring items, exceed 1.00% of the Fund's net asset value as of the end of such year, AINA will reimburse the Fund for any such expenses.

The New Advisory Agreement provides for indemnification by the Fund of the AINA, AINA's affiliates and their officers, directors, employees, members and agents from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of, or under, the New Investment Advisory Agreement. Indemnification is only available to the extent the loss, claim, damage, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties under the New Advisory Agreement, or the reckless disregard of their obligations and duties under the New Advisory Agreement.


--------------------------------------------------------------------------------
The Investment Sub-Advisory Agreement

The Investment Adviser engaged Conning Asset Management Company ("Conning") as the Investment Sub-Adviser (the "Investment Sub-Adviser") to manage the assets of the Managed Account pursuant to an investment sub-advisory agreement by and between the Investment Adviser and Conning, dated January 14, 2005 (the "Prior Sub-Advisory Agreement").

As described under "The Investment Advisory Agreement," as a result of Richard
W. Maine's resignation or withdrawal, as applicable, from all of his positions under or relating to the Investment Adviser and the Fund, including from his positions of Chairman of the Board, Investment Committee

Chairman and Portfolio Manager of the Fund, and as a member and officer of the Investment Adviser on August 14, 2007, a change of control of the Investment Adviser may be deemed to have occurred that would have caused a technical assignment of the Prior Advisory Agreement, and thus terminated the Prior Advisory Agreement in accordance with its terms as required by Section 15 of the 1940 Act.

Because a technical assignment as described above would also terminate the Prior Sub-Advisory Agreement, in accordance with the terms of that agreement, upon termination of the Prior Sub-Advisory Agreement, the Board, including a majority of the Disinterested Directors, unanimously approved on August 17, 2007 an interim investment sub-advisory agreement (the "Interim Sub-Advisory Agreement") by and between the Investment Adviser and Conning that contained the same terms and conditions as the Prior Sub-Advisory Agreement.

At a special meeting of the Board held on October 29, 2007, the Board considered and approved a proposed investment sub-advisory agreement by and between the Investment Adviser and Conning, subject to approval by the shareholders. Under the proposed investment sub-advisory agreement, Conning would continue to serve as the Company's investment sub-adviser on the same terms and conditions as the Prior and Interim Sub-Advisory Agreements. The proposed investment sub-advisory agreement was not put forward for approval by the Fund within 150 days of the effective date of the Interim Sub-Advisory Agreement, and the Interim Sub-Advisory Agreement therefore expired on January 14, 2008, consistent with the requirements of Rule 15a-4. Beginning January 1, 2008, Conning continued to serve as the Company's investment sub-adviser without receiving compensation.

Effective August 1, 2008, the Fund determined to no longer utilize an investment sub-adviser, and to instead have AINA manage the Managed Account itself. As a result, as of August 1, 2008, the Fund no longer uses an investment sub-adviser.

The Management Team
and Independent Directors(1)

--------------------------------------------------------------------------------
SENIOR MANAGEMENT TEAM
Edward M. Casal, 51, PRESIDENT, CHIEF EXECUTIVE OFFICER, CHIEF INVESTMENT OFFICER AND CHAIRMAN OF THE BOARD OF DIRECTORS OF THE FUND. Mr. Casal is also the Chief Investment Officer and Chairman of the Global Real Estate Multi-Manager Group of Aviva Investors. Mr. Casal has over 26 years of broad experience in real estate and corporate finance at Madison Harbor Capital, UBS, Dillon, Read & Co. and Goldman, Sachs & Co. In his career, he has been actively involved in over $20 billion of real estate investments including equity, debt, joint venture and merger and acquisition transactions.

Russell H. Bates, 41, EXECUTIVE VICE PRESIDENT. Mr. Bates also serves as Portfolio Manager and serves on the Global Investment Committee of the Real Estate Multi-Manager Group of Aviva Investors. Mr. Bates has 15 years of experience in business and law, most recently as a real estate investment banker at UBS and Friedman Billings Ramsey and as an attorney with the U.S. Securities and Exchange Commission. Mr. Bates also served as Senior Investment Officer of FBR Asset Investment Corp., where he managed its real estate mezzanine lending program and had portfolio responsibility for its mortgage loan holdings. Mr. Bates is a member of the State Bar of Maryland.

--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS OF THE FUND
Cydney C. Donnell, 48, is currently an Executive Professor in Finance at the Mays Business School at Texas A&M University. She formerly served as a Managing Director at European Investors/Ell Realty Securities, Inc. where she managed real estate securities on behalf of U.S. pension funds, foundations, endowments and high net worth clients. Ms. Donnell holds a directorship at American Campus Communities., Inc. and serves on the Valuation Committee, Audit Committee and the Nominating and Compensation Committee of the Fund.

Stanley R. Perla, CPA, 65, has recently joined Cornerstone Accounting Group from Vornado Realty Trust where he was Vice President and Director of Internal Audit. Prior to Vornado Realty Trust, Mr. Perla was a real estate audit partner with Ernst & Young. He served as Ernst & Young's National Director of Real Estate Accounting as well as on Ernst & Young's National Accounting and Audit Committee. Mr. Perla holds a directorship at American Mortgage Acceptance Company and is Chairman of the Audit Committee of the Fund.

Leland R. Speed, 75, serves as Chairman of the Board of Directors of two New York stock exchange listed real estate investment trusts: Parkway Properties Inc. and EastGroup Properties Inc. He also serves as the Executive Director of the Mississippi Development Authority. Mr. Speed serves on the Audit Committee and the nominating and Compensation Committee of the Fund.

--------------------
(1) All directors of the Fund have served since the Fund's inception, with the exception of Mr. Speed, who has served since October 2004. Mr. Casal does not hold any directorships other than with the Fund. Additional information regarding the directors and officers of the Fund may be found in the Fund's most recently filed Form N-CSR, which is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO OMITTED]
AVIVA Investors




MADISON HARBOR BALANCED STRATEGIES, INC.
The Chrysler Building
405 Lexington Avenue, 47th Floor
New York, NY 10174-4700

For more information,
please call 212.380.5500




















The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Fund are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-380-5500; and (ii) on the Commission's website at http://www.sec.gov. However, since the Fund's strategy consists of investing in real estate private equity funds ("Underlying Funds"), for which voting rights will be limited, the Fund will likely have few, if any, opportunities, to vote proxies.

ITEM 2.    CODE OF ETHICS.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSR.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSR.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included as part of the Report to Shareholders filed under Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSR.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

From the period January 14, 2008 through April 9, 2008, Madison Harbor Capital Management, LLC("Madison") served as the Registrant's investment adviser without receiving any compensation because its prior advisory agreement and prior interim advisory agreement had terminated. On or around April 9, 2008 Aviva Investors North America, Inc. (through its predecessor, Aviva Capital Management, Inc.) ("Aviva Investors") acquired Madison Harbor Capital, LLC. On April 28,2008,at an in-person meeting, the Registrant's Board, including a majority of the directors who were not interested persons of the Registrant as defined under the Investment Company Act of 1940, approved a new investment advisory agreement with Aviva Investors North America, Inc. (the "New Advisory Agreement") that contained substantially the same terms and conditions as the prior agreements with Madison Harbor Capital, LLC, subject to shareholder approval. The Registrant held a special meeting of shareholders on November 25, 2008, during which the New Advisory Agreement was approved.

In accordance with the terms of the New Advisory Agreement, Aviva Investors North America, Inc. through its Investment Committee, is authorized to make all decisions with respect to investments, divestitures, changes in investment strategy, and utilization of leverage. Investment Committee decisions shall be unanimously approved by the members of the Investment Committee. The Investment Committee is currently comprised of Edward M. Casal and Russell H. Bates.

EDWARD M. CASAL, CHAIRMAN, PRESIDENT, CHIEF EXECUTIVE OFFICER, AND CHIEF INVESTMENT OFFICER OF THE REGISTRANT, 51, is Chief Investment Officer of the Real Estate Multi-Manager group of Aviva Investors ("Aviva"), an affiliate of the Adviser. Mr. Casal has over 25 years of experience in domestic and international corporate finance and real estate investment banking. Mr. Casal has advised public and private real estate clients and their Boards with regard to transactions with an aggregate value in excess of $20 billion. Mr. Casal has originated and transacted both entity-level and real estate property-level transactions including equity and debt financings, secondary real estate transfers, acquisitions, dispositions and mergers, review of corporate strategic alternatives, unsolicited tender offers, spin-offs, split-offs, restructurings, valuations, lease negotiations and fairness opinions.

In April of 2008, Aviva acquired the assets of Madison Harbor Capital ("Madison"), which had served as the investment adviser to the Registrant, and Mr. Casal who was a founder of Madison joined Aviva. Prior to founding the Madison Harbor Capital in 2003, Mr. Casal spent 18 years at UBS Investment Bank, beginning with one of its predecessor companies, Dillon, Read & Co. Inc. From 1985 to 1991 Mr. Casal advised domestic and international clients with regard to a wide range of real estate investment opportunities including joint venture assignments on behalf of institutional investors, restructuring of lease transactions, property sales and acquisitions. From 1992 until the merger with UBS in 1997, he directed the firm's real estate advisory, financing and agency activity in North America primarily focused on real estate transactions for corporations and merger and acquisition transactions for public and private real estate companies. From 1997 to 2001 Mr. Casal served as Executive Director of the UBS Warburg global real estate investment banking team primarily responsible for new business origination and led all of the firm's real estate strategic advisory and M&A assignments in North America. Mr. Casal began his Wall Street career at Goldman, Sachs & Co. where he served in the municipal finance, equity research and real estate departments and his principal investing career with Alan Patricoff Associates, a venture capital firm.

Mr. Casal is a graduate of Tulane University (where he received the Wall Street Journal award for excellence in Finance) and has an MBA from the Harvard Graduate School of Business. He is a member of the Urban Land Institute and the International Council of Shopping Centers.

RUSSELL H. BATES, EXECUTIVE VICE PRESIDENT AND SECRETARY OF THE REGISTRANT, 41, is a Portfolio Manager of the Real Estate Multi-Manager group of Aviva Investors, an affiliate of the Adviser. Mr. Bates has fifteen years of experience in business and law, most recently as a commercial real estate investment banker. Assignments have included over $4 billion in equity and debt financings, mergers, spin-offs, restructurings, valuations and fairness opinions.

In April of 2008, Aviva acquired the assets of Madison, which had served as the investment adviser to the Registrant, and Mr. Bates who was a founder of Madison joined Aviva. Prior to founding Madison Harbor Capital in 2003, Mr. Bates was a Director with UBS Investment Bank in its global real estate investment banking group where he was primarily responsible for execution of banking, underwriting, advisory and associated products and services within the real estate, lodging, gaming and leisure sectors. While there he represented clients on numerous public merger transactions including an international hostile takeover, asset sales, private joint venture transactions, and preferred equity capital raising. Prior to joining UBS, he served as a Vice President of Real Estate Investment Banking at Friedman Billings Ramsey where he completed numerous initial public offerings and follow-on offerings for equity and mortgage real estate investment trusts (REITs). Concurrently, he served as Senior Investment Officer for FBR Asset Investment Corporation, a REIT that made mezzanine loans as well as bridge equity investments in private real estate companies prior to an IPO. In this capacity, he originated and managed the mezzanine lending program, evaluated potential investments for its investment committee and had portfolio responsibility for its mortgage loan holdings.

Prior to his investment banking career, Mr. Bates was an attorney with the US Securities and Exchange Commission with its Division of Corporation Finance focusing on Real Estate and Securitization transactions. In addition, Mr. Bates spent four years with PepsiCo, Inc. as a manager focusing on acquisition integration.

Mr. Bates is a graduate of Baylor University and the Southern Methodist University School of Law and is a member of the Urban Land Institute, the International Council of Shopping Centers and the State Bar of Maryland.

                                       ***

The Adviser and Conning Asset Management Company ("Conning" or the "Sub-Adviser") were parties to a sub-advisory agreement (the "Sub-Advisory Agreement") from January 14, 2005 through July 31, 2008 pursuant to which, subject to the oversight of Registrant's Board of Directors and the Adviser, Conning performed portfolio management services in accordance with the registrant's investment objectives, policies and restrictions. Conning invested and reinvested the assets of the Managed Account by purchasing and selling short-term and other REIT-qualifying securities. Conning's fee for its services were paid by the Adviser, and not the Registrant. Effective August 1, 2008, the Registrant determined to no longer utilize an investment sub-adviser, and to instead have the Adviser manage the Managed Account itself.

The following employees of Conning provided portfolio management services to the Registrant through July 31, 2008:

WALTER J. BLASBERG, 58, CFA, is Managing Director and Head of Client Business Development at Conning Asset Management. Mr. Blasberg was with Continental Asset Management for 21 years prior to the firm being acquired by TCW in 1995. He was named President of Continental Asset Management in 1989 and became its Chief Executive Officer in 1994. Previously, Mr. Blasberg specialized in options at Icahn & Co. Mr. Blasberg has addressed many industry groups across the country and has made numerous presentations on asset/liability management for insurance companies. Mr. Blasberg is a graduate of the University of Vermont with a BA in Political Science. He is a member of the New York Society of Security Analysts, the Institutional Options Society, and the Fixed Income Analysts Society.

DANIEL J. MAINOLFI, 44, CFA, is a Managing Director and Portfolio Manager at Conning Asset Management where he is responsible for managing general and separate accounts assets for life/health and property-casualty clients. Prior to joining Conning in 1992, Mr. Mainolfi was employed for seven years at Atlantic Capital & Research, an investment subsidiary of Monarch Capital Corporation. While at Atlantic, Mr. Mainolfi managed fixed income assets backing both the general and separate account businesses. He is a graduate of Babson College with a degree in Finance and Investments.

SEAN M. HUGHES, 40, CFA, is an Assistant Vice President at Conning Asset Management where he is responsible for managing fixed income portfolios. Prior to joining Conning in 2001, Mr. Hughes was an ALM Analyst within Swiss Re Investors' asset-liability management unit. He was previously employed by Corporate Healthcare Financing, Inc. (Performax) as an Account Manager and Director of Plan Management Services and by Fortis, Inc. as an Associate Underwriter. Mr. Hughes is a graduate of Franciscan University with a BA in Psychology and earned an MBA from Johns Hopkins University. He is also a member of the Hartford Society of Financial Analysts.

                                       ***

Portfolio managers of the Adviser beneficially own equity securities of the Registrant as follows:

Edward M. Casal            $10,001 - $50,000
Russell H. Bates           $10,001 - $50,000

Portfolio managers of the Sub-Adviser do not beneficially own any equity securities of the Registrant.

Principals of the parent company of the Adviser serve as the portfolio managers of the Registrant. The compensation paid to such individuals consists of a base salary and bonus, which is reviewed annually by the executive committee of the parent company of the Adviser.

For the six months ended September 30, 2008, neither Madison nor Aviva received a management fee for the advisory services provided to Registrant because there were no written advisory agreements in place. At the Special Meeting of Shareholders on November 25, 2008, shareholders approved the payment of advisory fees to Madison and Aviva during the period in which no written contracts were in place for the advisory services they provided to the Registrant. Accordingly, Madison will be compensated from August 15, 2007 through March 31, 2008, and Aviva will be compensated from April 1, 2008 through November 25, 2008.

Effective August 1, 2008, Registrant determined to have Aviva manage the portion of the Registrant's portfolio that had been previously managed by Conning, as sub-adviser. As a result, as of August 1, 2008, Aviva will retain the entire investment advisory fee.

For the period April 1, 2008 through August 1, 2008, Conning had served as sub-adviser without compensation because there was no written sub-advisory agreement in place. At the Special Meeting of Shareholders on November 25, 2008, shareholders of the Registrant approved the payment of sub-advisory fees to Conning from August 15, 2007 through July 31, 2008, the period in which no written contract was in place for such services. The following describes the sub-adviser's portfolio managers' compensation for the period ended July
31, 2008:

Portfolio managers of the Sub-Adviser received a base salary and benefit package consistent with their level of experience and accountability. This level is determined by reference to market compensation surveys and to empirical data regarding local market conditions. Further, a discretionary annual bonus is awarded based on the overall results of the firm, and the particular contribution by the individual. The individual component comprises investment performance, client satisfaction, and participation in investment strategy formulation and tactical implementation, as determined by management's assessments.

The portfolio managers employed by the Adviser manage the following accounts in addition to the Registrant.

                         Registered Investment                  Other Pooled                       Other
                             Companies                      Investment Vehicles                   Accounts
                      ---------------------------        ---------------------------     ----------------------------
                      # of Accounts   Assets$(000)       # of Accounts   Assets$(000)    # of Accounts    Assets$(000)
                      ------------    ------------       -------------   -----------     -------------    ------------
Edward M. Casal            0           $--                  0             $   --             0             $--
Russell H. Bates           0           $--                  0             $72,000            0             $--


The portfolio managers employed by the Sub-Adviser managed the following accounts in addition to the Registrant for the period ended July 31, 2008:

                         Registered Investment                  Other Pooled                       Other
                             Companies                      Investment Vehicles                   Accounts
                      ---------------------------        ---------------------------     ----------------------------
                      # of Accounts   Assets$(000)       # of Accounts   Assets$(000)    # of Accounts    Assets$(000)
                      ------------    ------------       -------------   -----------     -------------    ------------
Walter J. Blasberg         0           $--                  0             $--                0            $       --
Daniel J. Mainolfi         0           $--                  0             $--                7            $ 4,199,347
Sean M. Hughes             0           $--                  0             $--                7            $   932,522


CONFLICTS OF INTEREST

The Adviser and its affiliates and employees may engage in a broad spectrum of activities, including sponsoring and managing investment funds, engaging in broker-dealer activities, and other activities. In the ordinary course of business, these institutions or individuals may engage in activities when their interests or the interests of their clients may conflict with the interests of the Registrant and the Registrant's investors ("Investors").

ALLOCATION OF MANAGEMENT TIME AND SERVICES

The Registrant does not have its own employees and relies upon the Adviser and its affiliates for management of the Registrant and its assets. Conflicts of interest may arise in allocating management time, services or functions between the Registrant and other entities for which the Adviser and its affiliates may provide similar services. The officers and employees of the Adviser devote such time to the Registrant's affairs as they, in their sole discretion, determine to be necessary for the conduct of the Registrant's business.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable. Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (17 CFR 240.10b-18(a)(3)), purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934 (15 U.S. 781).

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSR.

(a)(2) Separate certification for each of the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)), are filed herewith.

--------------------------------------------------------------------------------









                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Madison Harbor Balanced Strategies, Inc.


By                                     /s/ Edward M. Casal
                                       _______________________
                                       Edward M. Casal
                                       Chief Executive Officer


Date: November 28, 2008





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By                                     /s/ Edward M. Casal
                                       _______________________
                                       Edward M. Casal
                                       Chief Executive Officer
Date: November 28, 2008


By                                     /s/ David Heier
                                       _______________________
                                       David Heier
                                       Chief Financial Officer

Date: November 28, 2008